As filed with the Securities and Exchange Commission on March 13, 2001

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                                                                 --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
                                                                 --
      Pre-Effective Amendment No. ______                        |__|
                                                                 --
      Post-Effective Amendment No.    15                        | X|
                                                                 --
                                     and/or

                                                                 --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
                                                                 --
      Amendment No.    17                                       | X|
                                                                 --
                        (Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
           ----------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                           Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                            2700 Two Commerce Square
                             Philadelphia, PA 19103
                   -------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box)
       --
      |   | immediately upon filing pursuant to paragraph (b)
       --
      |   | on (date) pursuant to paragraph (b)
       --
      | X | 60 days after filing pursuant to paragraph (a)(I)
       --
      |   | on (date) pursuant to paragraph (a)(I)
       --
      |   | 75 days after filing pursuant to paragraph (a)(2)
       --
      |  | on (date) pursuant to paragraph (a)(2) of Rule 485.
       --

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities  Being  Registered:  shares of  Common Stock

                             THE WORLD FUNDS, INC.
            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
               804-285-8211 * 800-527-9525 * 804-285-8251 (Fax)

VIA EDGAR TRANSMISSION

March 13, 2001

U.S. Securities and Exchange Commission
Public Filing Desk
450 Fifth Street, N.W.
Washington, D.C.  20049

      RE:  The World Funds, Inc.
           File Numbers 333-29289 and 811-8255

Dear Ladies and Gentlemen:

     On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant toRule 485(a)(1) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 15 to the Company's Registration Statement on Form N-1A ("PEA No. 15").

     PEA No. 15 is being filed to add additional classes of shares to the Sand Hill Portfolio Manager Fund series, the CSI Equity Fund series and the GenomicsFund.com series of the Company. PEA No. 15 will become effective pursuant to paragraph (a)(1) sixty (60) days after it is filed; however, the Company anticipates filing a seperate request pursuant to Rule 461 under the 1933 Act requesting that the effective date of this PEA No. 15 be accelerated.

     This Post-Effective Amendment does not amend the existing prospectuses and statements of additional information of other series of the Reegistrant.

     Please contact Steven M. Felsenstein, Esquire at (215) 988-7837, or in his absence, Terrance James Reilly at (215) 988-7815, should you have any questions or comments concerning this filing.

Sincerely,



/s/ Darryl S. Peay
---------------------
Darryl S. Peay
Assistant Secretary

cc:  Steven M. Felsenstein, Esq.
     Terrance James Reilly, Esq.

Prospectus

The World Funds, Inc.


SAND HILL PORTFOLIO MANAGER FUND


Prospectus dated_____________________, 2001









This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, three of which, Class A Shares, Class B Shares and Class C Shares, are offered by this Prospectus. lass A Shares are sold with a front-end sales charge, Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS


RISK RETURN SUMMARY
FEES AND EXPENSES
OBJECTIVES AND STRATEGIES
RISKS
MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE
SHAREHOLDER INFORMATION
PURCHASING SHARES
DISTRIBUTION ARRANGEMENTS
REDEEMING SHARES
DISTRIBUTIONS AND TAXES
SHAREHOLDER COMMUNICATIONS
FINANCIAL HIGHLIGHTS

RISK RETURN SUMMARY

Investment Objective:          Maximize total return.

Principal Investment           The Fund seeks to achieve its objective
by Strategies:                 investing in a diversified portfolio of
                               equity securities, debt securities and short-term
                               investments  on a global  basis  (within the U.S.
                               and  in  other   countries).   Equity  securities
                               consist   of   common   stocks   and   securities
                               convertible  into common stocks.  Debt securities
                               include      obligations     of      governments,
                               instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal Risks:               The principal  risk of investing in the Fund is
                               that the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time.
                               Therefore, the value of your investment in the Fund could decline and you could lose money.
                               There is no assurance that the investment adviser will achieve the Fund's objective.

                               The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:              You may want to invest in the Fund if you are
                               seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the fund has performed in the past and gives some an indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The returns shown below are for Class Y Shares of the Fund (the "Institutional Class" of shares) which are offered in a separate prospectus. Class A, Class B and Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Institutional Class of shares of the Fund has varied from year-to-year. Shares of the Institutional Class were sold without any sales charges. If the returns of the Institutional Class were restated to reflect the front-end sales charge that you pay when buying Class A or Class C Shares, the returns would be lower. In addition, the returns for Class A, Class B and Class C Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Institutional Class of shares of the Fund for the periods ended December 31, 2000 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund (Institutional Class) Total Return *

1995  11.63%
1996  19.56%
1997  17.78%
1998   8.11%
1999  19.18%
2000  (2.26%)

[end bar chart]

The total return for the Institutional Class of shares of the Fund for the three months ended March 31, 2001 was ______%.

* During the period shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (9.10%) (quarter ending December 31, 2000).

                                          Average Annual Total Returns
                                     For the period ending December 31, 2000

                                      One        Three     Since Inception
                                      Year       Years     (Jan. 2, 1995)
                                  --------------------------------------------
      Institutional Class             (2.26%)    7.99%     12.04%
      Institutional Class(1)          (7.88%)    5.88%     10.95%
      Institutional Class(2)          (7.15%)    6.90%     11.86%
      Institutional Class(3)          (3.24%)    7.99%     12.04%
      Lipper Global Flexible
        Portfolio Fund Index (4)      (1.40%)    9.55%     14.66%
-------------------------

(1) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution fees at an annual rate of 0.35% of the Fund's Class A Shares assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution fees, the average annual total returns for the Institutional Class would have been lower.

(2) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Class B Shares within six years of the date of purchase. Class B Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class B Share assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

(3) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

 (4) Lipper Global Flexible Portfolio is an unmanaged index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Class A   Class B   Class C
                                          -------   -------   -------
Maximum Sales Charge (Load)(1)            5.75%     None      1.00%
Maximum Deferred Sales Charge (Load)      None(2)   5.00%(3)  1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None      None      None
Redemption Fees(5)                        None      None      None
Exchange Fees(6)                          None      None      None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                          Class A   Class B   Class C
                                          -------   -------   -------
Management Fee                            1.00%     1.00%     1.00%
Distribution (12b-1)  and
   Service Fees (7)                       0.35%     1.00%     1.00%
Other Expenses(8)                         0.84%     0.84%     0.84%
                                          -----     -----     -----
Total Annual Fund Operating Expenses      2.19%     2.84%     2.84%

1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to offset market effects, taxes and expenses created by short-term investments in the Fund.

5) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

6)   A shareholder may be charged a $10 fee for each telephone exchange.

7) The Company has approved separate Plans of Distribution for each of the Class A, Class B and Class C Shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), providing for the payment of distribution and service fees to the distributor for the Fund. Class A Shares pay a maximum distribution fee of 0.35% of average daily net assets, and Class B and Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B and Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

8) Other Operating Expenses are based on estimated amounts for the current fiscal year.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its "Other Operating Expenses" will decline, reflecting economies of scale and its management fee rate is reduced in one step as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class A Shares (1)        $784      $1,221     $1,682    $2,954
Class B Shares (2)         787       1,180      1,699     2,936
Class C Shares (1)(2)      484         971      1,584     3,235

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to the Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class B Shares            $287      $880       $1,499    $2,936
Class C Shares             384       971        1,584     3,235

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities, debt securities and short-term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the Adviser seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short-term investments according to the Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

The Adviser typically sells portfolio securities for one or more of the following reasons: (1) the investment thesis changes or company fundamentals deteriorate materially; (2) company management engages in conduct not in the best interest of public shareholders; (3) valuation can no longer be justified given the company's growth prospects (4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio (5) a sector represents a disproportionate percentage of the total portfolio (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and (7)funds must be raised to cover redemptions.

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Adviser will select. Rather, the Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities.

RISKS

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Foreign Investing

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

FUND MANAGEMENT

Investment Adviser

Sand Hill Advisors, Inc., (the "Adviser") located at 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and a Vice President of the Company, and President and a Director of the Adviser, which was founded in September of 1982 by Ms. Williams.

Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Adviser and was actively involved in management decisions and portfolio selection.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average net assets of the Fund; and 0.75% on average net assets of the Fund over $100 million. During the fiscal year ended August 31, 2000, the Adviser received investment advisory fees from the Fund at the rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, subtracting any liabilities attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares
                      --------------   --------------    --------------

Max. initial             5.75%             None              1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None           Year 1     5.00%    Year 1      1.00%
deferred sales      (Except for 1.00%   Year 2     4.00%    Year 2+     None
charge ("CDSC")     on redemptions      Year 3     3.00%
imposed when         within 1 year      Year 4     3.00%
shares are           of shares          Year 5     2.00%
redeemed             purchased          Year 6     1.00%
(percentage based    without paying     Year 7     None
on purchase          a front-end        Year 8     None
price).  Years     sales charge)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution
12b-1 and
Service fees.         0.35%            1.00%             1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to             N/A        Automatically       No conversion
Class A                              after 8             feature. Distribution
                                     years, at which     12b-1 and Service fees
                                     time applicable     remain higher than
                                     Distribution 12b-1  those of Class A
                                     and Service Fees    Shares for the life
                                     are reduced.        of account.

Appropriate for:   All investors,    Investors who       Investors who
                   particularly      plan to hold        intend to hold
                   those who intend  their shares at     their shares for
                   to hold their     least 6 years.      at least 1 year,
                   shares for a                          but less than 6
                   long period of                        years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.

Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                           -------          -------            -------
Minimum Initial            $1,000           $1,000             $1,000
Investment

Minimum Subsequent         $  250*          $  250*            $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund. For subsequent purchases, include with your check(s), the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Fund's distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund. You will not have access to your shares until the records of the Fund are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund to receive the amount(s) you are investing in the wire instructions you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

            Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge        Broker-Dealer Percentage
                                   ------------        ------------------------
Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                         Class B Broker-Dealer Commission and Service Fee

                                         Broker-Dealer Percentage
                                         ------------------------
Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                     Sales Charge         Broker-Dealer Percentage
                     ------------         ------------------------
All purchases           1.00%                      1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.35% for Class A Share expenses. Up to 0.25% of the total distribution 12b-1 and service fee may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.
Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (6) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other Funds of the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for its Class A, Class B or Class C Shares for the period of the Fund's operations or the period since the fund began offering a particular class of shares. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The information in this table is for the Institutional Class of shares of the Fund. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Class A, Class B and/or Class C Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                          Years ended                          Years ended
                           August 31,         Period           December 31,
                       -----------------      ended          ----------------
                       2000        1999      Aug.31,1998**     1997      1996
                       ----        -----     -------------     ----      ----


Net asset value,
beginning of period    $15.73      $13.59      $14.57      $12.79      $11.11

Income from
investment
operations-
  Net investment         0.08        0.02        0.06        0.09        0.14
income
  Net realized and
unrealized gain          3.72        3.04      (1.04)        2.20        2.02
  (loss) on
investments

  Total from             3.80        3.06      (0.98)        2.29        2.16
investment

Less distributions-
  Distributions        (0.05)      (0.07)          --      (0.08)      (0.15)
from net investment
  income
  Distributions
from realized gains    (0.23)      (0.85)          --      (0.43)      (0.33)
  on investments

  Total                (0.28)      (0.92)          --      (0.51)      (0.48)
distributions

Net asset value,
end of period        $19.25      $15.73      $13.59      $14.57      $12.79

Total Return           24.24%      23.22%     (6.73%)      17.87%      19.57%

Ratios/Supplemental Data

Net assets, end of    $22,974     $14,190     $10,370     $10,566      $6,459
period (000s)
Ratio to average
net assets- (A)
  Expenses (B)          1.84%       2.05%      2.08%*       2.08%       2.50%
  Expense               1.84%       1.90%      1.86%*       1.90%       2.00%
ratio-net (C)
  Net investment        0.34%       0.19%      0.62%*       0.71%       1.29%
   income
Portfolio turnover     45.85%      39.17%      30.19%      16.48%      32.97%
   rate

*     Annualized

** The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated ______________, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.


(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectuses of the Sand Hill Portfolio Manager Fund (the "Fund") dated _________, 2001. You may obtain the Prospectuses of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.




The date of this SAI is ____________, 2001

TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----

General Information                                                      1
Additional Information about the Fund's Investments                      1
Investment Objectives                                                    1
Strategies and Risks                                                     1
Investment Programs                                                      1
   Depositary Receipts                                                   1
   Repurchase Agreements                                                 2
   Debt Securities                                                       2
   U.S. Government Securities                                            3
   Zero Coupon Securities                                                3
   International Bonds                                                   3
   Mortgage and Asset-backed Securities                                  4
   Convertible Securities                                                4
   Warrants                                                              5
   Investment Companies                                                  5
   Illiquid Securities                                                   5
   When-issued Securities                                                5
   Strategic Transactions                                                6
   Options                                                               7
   Currency Transactions                                                 9
   Use of Segregated and other Special Accounts                         10
   Restricted Securities                                                11
   Indexed Securities                                                   11
   Other Securities                                                     11
Investment Restrictions                                                 11
   Fundamental Policies or Restrictions                                 11
   Non-fundamental Policies or Restrictions                             13
Management of the Company                                               14
Principal Holders of Securities                                         17
Policies Concerning Personal Investment Activities                      18
Investment Adviser and Advisory Agreements                              18
Management-Related Services                                             19
   Administration                                                       19
   Custodian and Accounting Services                                    19
   Transfer Agent                                                       19
   Distributor                                                          20
   Independent Accountants                                              20
Portfolio Transactions                                                  20
Portfolio Turnover                                                      21
Capital Stock and Dividends                                             22
Distribution                                                            22
Additional Information About Purchases and Sales                        23
Tax Status                                                              25
Investment Performance                                                  27
Financial Information                                                   30

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. Prior to the date of this SAI, the Fund offered one class of shares to investors, Class Y Shares ("Institution Class" of shares). As of the date of this SAI, the Fund is authorized to issue four classes of shares:
Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5.00%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares charging a front-end sales charge of 1.00%, and a back-end sales charge of 1.00% if share are redeemed within the first year after purchase, and carrying a higher 12b-1 fee than Class A Shares with no conversion feature; and Class Y Shares for certain institutional investors and for shareholders of the Fund who purchased shares prior to _______, 2001, the date the Fund began offering multiple classes of shares. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return (consisting of realized and unrealized appreciation plus income). All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Depositary Receipts

The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgager Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies

The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the 1940 Act. Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts

Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Other Securities

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions. INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;

(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;

(4) Invest more than 25% of its total assets in securities of companies in the same industry;

(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;

(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);

(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and

(9)  Purchase or sell commodities or commodity contracts;

In applying the fundamental and non-fundamental policy concerning concentration:

(1) Except with respect to the Fund's investment restrictions concerning borrowings or senior securities, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1)  invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and

(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1)  Purchase or sell futures contracts or options thereon;

(2)  Make short sales of securities;

(3)  Make loans of portfolio securities;

(4)  Purchase or sell real estate limited partnership interests;

(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;

(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;

(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);

(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;

(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;

(11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and,

(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

NOTE: Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisers and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
-------------           ----------------    -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        the Company's Administrator,
                                            since 1985;  President  and
                                            Director of First  Dominion
                                            Capital Corp., the Company's
                                            principal underwriter;  Director
                                            and shareholder of Fund Services,
                                            Inc., the Company's Transfer and
                                            Disbursing Agent, since 1987;
                                            shareholder of Commonwealth Fund
                                            Accounting, Inc. which provides
                                            bookkeeping services; and
                                            Chairman, Director and Treasurer
                                            of Vontobel Funds,  Inc.,  a
                                            registered investment  company,
                                            since March,  1997.  Mr. Pasco is
                                            also a  certified public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD. 20854                          Accounting Division of the
(60)                                        Potomac Electric Power Company
                                            since August, 1978;  and
                                            Director of Vontobel Funds,
                                            Inc., a registered investment
                                            Company, since March, 1997.  Mr.
                                            Boyd is also a certified public
                                            accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD. 20816                         Management  Consulting for
(64)                                        Professionals  since  1968;
                                            Director of Vontobel Funds,  Inc.,
                                            a registered investment company,
                                            since March, 1997.  Mr. Poist is
                                            also  a  certified   public
                                            accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Drive                     Alfred J. Dickinson, Inc.
Richmond, VA 23229                          Realtors since  April, 1971; and
(53)                                        Director of Vontobel Funds, Inc.,
                                            a registered investment company,
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        Commonwealth Shareholder
Suite 101                                   Services,  Inc.  and  First
Richmond, VA 23229                          Dominion Capital   Corp.  since
(57)                                        1986; Secretary of Vontobel
                                            Funds, Inc., a registered
                                            investment company, since
                                            March,  1997;  and  Partner in
                                            the law firm Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the
3000 Sand Hill Road     the  Company and    President of Sand Hill
Suite 150               President of the    Advisors, Inc. since August, 2000
Menlo Park, CA 94025    Sand Hill Portfolio and was the Executive Vice
(52)                    Manager Fund series President of Sand Hill Advisors,
                                            Inc. since 1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.   Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund   Partner in the law firm Taylor &
(54)                                        Faust since December, 1975.

*Franklin A. Trice, III Vice President of   Mr. Trice is President of Virginia
P.O. Box 8535           the Company and     Management Investment Corp. since
Richmond, VA 23226-0535 President of the    May, 1998; and a registered
(37)                    New Market Fund     representative of First Dominion
                        series              Capital Corp, the Company's
                                            underwriter  since September, 1998.
                                            Mr. Trice  was  a  broker  with
                                            Scott &  Stringfellow  from
                                            March,  1996 to  May,  1998
                                            and  with   Craigie,   Inc.
                                            from    March,    1992   to
                                            January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April,  1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby Fund      since November, 1999.
                        series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory ("IAA") in May, 1994
Suite 200               series              In his six years with IAA he has
Winter Park, FL 32789                       served as a Financial Adviser,
(40)                                        VP of Sales, Branch Manager,
                                            Training Manager, and currently
                                            as Senior Vice President and
                                            Managing Director of Private Client
                                            Operations for both International
                                            Assets Advisory and Global Assets
                                            Advisors.   He is responsible for
                                            overseeing its International
                                            Headquarters in Winter Park, Florida
                                            as well as its New York operation
                                            and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke
                                            worked for Lowrey Capital
                                            management from 1997 to
                                            1998.  Mr. Clarke  served
                                            for 13 years  as  the Vice
                                            President for Advancement
                                            at St. Mary's College  of
                                            Maryland.  Prior  to
                                            joining St. Mary's,  Mr.
                                            Clarke served as Press
                                            Secretary to Congressman
                                            Henry S. Reuss.
Compensation of Directors

The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 2000, the Directors received the following compensation from the Company:

                Aggregate
                Compensation              Total Pension or
Name and        From the Fund             Retirement Benefits       Compensation
Position        Fiscal Year Ended         Accrued as Part           from the
Held            August 31, 2000(1)        Fund Expenses             Company(2)
--------        ------------------        -------------------       ----------

John Pasco, III,          0                    N/A                       0
Director
Samuel Boyd, Jr.,         $2,000               N/A                    $12,933
Director
William E. Poist,         $2,000               N/A                    $12,933
Director
Paul M. Dickinson,        $2,000               N/A                    $12,933
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consisted of a total of eight funds as of August 31, 2000.

MANAGEMENT OWNERSHIP

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Fund as of February 28, 2001, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Kaplan Company MPP & PSP         76,289.903             6.17%
3110 Bandera Drive
Palo Alto, CA 94304

Charles Schwab                  102,594.064             8.29%
101 Montgomery Street
San Francisco, CA 94104

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, Adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from October 25, 2000, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average net assets of the Fund; and 0.75% on average net assets of the Fund over $100 million. The Adviser received $80,675 from the Fund for the year ended December 31, 1997 and $80,943 from the Fund for the period ended August 31, 1998. The Adviser received $126,902 and $178,818 from the Fund for the years ended August 31, 1999 and August 31, 2000, respectively. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company dated August 19, 1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. CSS received fees of $22,263 and $21,247 for the years ended December 31, 1997, and for the period ended August 31, 1998, respectively. For the years ended August 31, 1999 and August 31, 2000, CSS received fees of $42,731 and $35,850, respectively.

Custodian and Accounting Services

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated July 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. CFA received fees of $12,850 for fiscal year ended August 31, 2000.

Transfer Agent

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class B and Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive Distribution 12b-1 and Service fees from the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2000, no fees were paid pursuant to any Distribution 12b-1 and Service plan nor were any sales charges paid in connection with the sale of Fund shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage for the last three fiscal years is as listed below:

                2000          1999      1/1/98 - 8/31/98        1997
                ----          ----      ----------------        ----

                $21,319       $12,778       $7,328             $6,474

PORTFOLIO  TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales orpurchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen  Million  (15,000,000)  shares  for  Class A Shares of the  series;  Ten
Million (10,000,000) shares for Class B Shares of the series; Ten Million (10,000,000) shares for Class C Shares; and Fifteen Million (15,000,000) shares for Class Y Shares of the series.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, Class C Shares charging a reduced sales charge and a contingent deferred sales charge and Class Y Shares for certain institutional investors and for shareholders who were shareholders in the Fund prior to or on ________, 2001, the day the Fund began offering Class A, Class B and Class C Shares.

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus for Class A, Class B and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Institutional Class Shares and the number of outstanding Institutional Class Shares of the Fund at the close of business on August 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:

                                             Class A Shares
                                             --------------

           Net Assets                        $22,974,163
           Outstanding Shares                  1,193,332
           Net Asset Value Per Share         $     19.25
           Sales Charge (5.75% of
             the offering price)             $      1.17
           Offering Price to Public          $     20.42

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A, Class B and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A, Class B and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each Plan were incurred within the preceding 12 months and accrued while such Plan is in effect.

The Plans provide that the Fund will pay a fee to the Distributor at an annual rate of 0.35% for Class A Shares and 1.00% for Class B and Class C Shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this Prospectus, the Fund has not yet offered Class A, Class B or Class C Shares. Accordingly, no fees were paid pursuant to the Plans for the fiscal year ended August 31, 2000.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Under the Class B and Class C Shares 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), and (ii) to an institution for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable) which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

SHAREHOLDER SERVICES PLANS

The Company has adopted a Shareholder Services Plan for each of its Class A, Class B and Class C Shares pursuant to which it intends to enter into servicing agreements with Service Organizations (which may include the Investment Adviser, FDCC and its affiliates). Pursuant to these servicing agreements, Service Organizations render certain shareholder support services to customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares. Such services are provided to customers who are the beneficial owners of such shares and are intended to supplement the services provided by CSS and FSI as administrator and transfer agent to the shareholders of record of such shares. Each Shareholder Service Plan provides that the Company will pay fees for such services at the annual rate of up to 0.25% of the average daily net asset value of such Class A Shares, Class B Shares or Class C Shares (as applicable) owned beneficially by customers. Service Organizations may receive this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FDCC; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting with respect to Class A Shares, Class B Shares or Class C Shares (as applicable) or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class A Shares, Class B Shares or Class C Shares (as applicable); (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable Shareholder Service Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company's servicing agreements are governed by the Shareholder Service Plan that has been adopted by the Company's Board of Directors in connection with the offering of each class of shares. Pursuant to each Shareholder Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Board of Directors has approved the Company's arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Company greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of each class of shares of the Fund. Any material amendment to the Company's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A or Class C Shares.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Conversion of Class B Shares to Class A Shares

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Redemptions In Kind

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received  deduction for corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                      6
      Yield = 2[(a-b+1)-1]
                 ---
                 cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.


Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P    = a hypothetical initial payment $1,000 T = average annual total return
  n    = number of years (l, 5 or 10)
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Because the Fund offered only one class of shares prior to the date of this SAI, the return information presented is based on the Fund's Institutional Class shares. Based on the foregoing, the Fund's Institutional Class Shares' average annual total return for the periods or years indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2000      8/31/2000      8/31/2000       8/31/2000
      ------------   ------------   ------------    ---------

      24.24%         15.83%         N/A             15.31%(1)

(1)   Commencement of operations was January 2, 1995.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund



Prospectus dated _____________, 2001




This Prospectus describes the CSI Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, three of which, Class A Shares, Class B Shares and Class C Shares, are offered by this
Prospectus. Class A Shares are sold with a front-end sales charge, Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.











As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal  Risks:       The principal  risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        long-term capital growth and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Fund has performed in the past and give some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The returns shown below are for Class Y Shares of the Fund (the "Institution Class" of shares) which are offered in a separate prospectus. Class A, Class B and Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Institutional Class of shares of the Fund has varied from year to year. Shares of the Institutional Class were sold without any sales charges. If the returns of the Institutional Class were restated to reflect the front-end sales charge that you pay when buying Class A or Class C Shares, the returns would be lower. In addition, the returns for Class A, Class B and Class C Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Institutional Class of shares of the Fund for the periods ended December 31, 2000 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Institutional Class) Total Return *

1998  26.10%
1999  29.45%
2000  10.52%

[end bar chart]

The total return for the Institutional Class of shares of the Fund for the three months ended March 31, 2001 was __________%.

* During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (13.58%)(quarter ending September 30, 1988).

                                 Average Annual Total Return
                          (for the periods ending December 31, 2000)
                          -----------------------------------------

                                    One        Since Inception
                                    Year       (October 15, 1997)
                                    -----      ------------------

Institutional Class Return          10.52%     20.13%
Institutional Class(1)               4.16%     17.96%
Institutional Class(2)               4.99%     19.02%
Institutional Class(3)               9.52%     20.13%
Lipper Global Fund Index (4)        (8.50%)     9.00%

(1) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 5.75% front--end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution lees at an annual rate of 0.35% of the Fund's Class A Shares assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution fees, the average annual total returns for the Institutional Class would have been lower.

(2) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Class B Shares within six years of the date of purchase. Class B Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class B Share assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

(3) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Institutional Class of shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

(4) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Institutional Classes' performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Class A   Class B    Class C
                                          -------   -------    -------
Maximum Sales Charge (Load)(1)            5.75%     None       1.00%
Maximum Deferred Sales Charge (Load)      None(2)   5.00%(3)   1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None      None       None
Redemption Fees(5)                        None      None       None
Exchange Fees(6)                          None      None       None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                         Class A   Class B    Class C
                                         -------   -------    -------
Management Fee                           1.00%     1.00%      1.00%
Distribution (12b-1) and
  Service Fees (7)                       0.35%     1.00%      1.00%
Other Expenses(8)                        0.44%     0.44%      0.44%
                                         -----     -----      -----
Total Fund Operating Expenses            1.79%     2.44%      2.44%


1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to offset market effects, taxes and expenses created by short-term investments in the Fund.

5) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

6)   A shareholder may be charged a $10 fee for each telephone exchange.

7) The Company has approved separate Plans of Distribution for each of the Class A, Class B and Class C Shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ( the "1940 Act"), providing for the payment of distribution and service fees to the distributor for the Fund. Class A Shares pay a maximum distribution fee of 0.35% of average daily net assets, and Class B and Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B and Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

8) Other Operating Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class A Shares (1)        $746      $1,106     $1,489    $2,559
Class B Shares (2)         747       1,061      1,501     2,537
Class C Shares (1)(2)      445         853      1,388     2,848

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                         1 Year     3 Years   5 Years   10 Years
                         ------     -------   -------   --------

Class B Shares            $247      $761       $1,301    $2,537
Class C Shares             345       853        1,388     2,848

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. There is no assurance that the investment adviser will achieve the fund's investment objective.

The Fund seeks to achieve its investment objectives by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its total assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, the in investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

RISKS

Stock Market Risk

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Manager in evaluating, selecting and monitoring the portfolio assets. If the Manager's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

FUND MANAGEMENT

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Fund. Since the Fund's inception on October 15, 1997, Leland Faust has been primarily responsible for the day to day management of the Fund. The Adviser also serves as investment adviser to one other mutual fund, the CSI Fixed Income Fund. Mr. Faust who has been the President of the Adviser since its formation in 1978 is the President and Portfolio Manager of the Fund.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of the average daily net assets. During the fiscal year ended August 31, 2000, the Adviser received investment advisory fees from the Fund at the rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, subtracting any liabilities attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares
                      --------------   --------------    --------------

Max. initial             5.75%             None              1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None           Year 1     5.00%    Year 1      1.00%
deferred sales      (Except for 1.00%   Year 2     4.00%    Year 2+     None
charge ("CDSC")      on redemptions     Year 3     3.00%
imposed when         within 1 year      Year 4     3.00%
shares are           of shares          Year 5     2.00%
redeemed             purchased          Year 6     1.00%
(percentage based    without a          Year 7     None
on purchase          front-end          Year 8     None
price).  Years       sales charge.)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution 12b-1
  and Service fees.       0.35%      1.00%               1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to             N/A        Automatically        No conversion feature.
Class A                              after 8 years,       Distribution 12b-1
                                     at which time        and Service fees
                                     applicable           remain higher than
                                     Distribution 12b-1   those of Class A
                                     and Service          Shares for the life
                                     Fees are reduced.    of account.

Appropriate for:   All investors,    Investors who        Investors who
                   particularly      plan to hold         intend to hold
                   those who intend  their shares at      their shares for
                   to hold their     least 6 years.       at least 1 year,
                   shares for a                           but less than 6
                   long period of                         years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.

Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                           -------          -------            -------
Minimum Initial            $1,000           $1,000             $1,000
Investment

Minimum Subsequent         $  250*          $  250*            $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund. For subsequent purchases, include with your check(s), the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Fund's distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund. You will not have access to your shares until the records of the Fund are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund to receive the amount(s) you are investing in the wire instructions you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

              Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge        Broker-Dealer Percentage
                                   ------------        ------------------------
Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                         Class B Broker-Dealer Commission and Service Fee

                                         Broker-Dealer Percentage
                                         ------------------------
Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                     Sales Charge         Broker-Dealer Percentage
                     ------------         ------------------------
All purchases           1.00%                      1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.35% for Class A Share expenses. Up to 0.25% of the total Distribution 12b-1 and service fee of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds of the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for its Class A, Class B and Class C Shares for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The information in this table is for the Institutional Class of shares of the fund. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A, Class B and/or Class C Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                   Years ended August 31,        Period ended
                                   ----------------------        August 31,
                                   2000              1999        1998*
                                   ----              ----        ------------

Per Share Operating Performance
Net asset value,
  beginning of period               $13.36            $9.88             $10.00
                                   -------          --------           -------
Income from investment operations-
  Net investment income (loss)       (0.02)           (0.02)              0.02
  Net realized and unrealized
     gain (loss) on investments       5.03             3.52             (0.14)
                                   -------          -------            -------
  Total from investment
    Operations                        5.01             3.50             (0.12)
                                   -------          -------            -------
Less distributions-
   Distributions from
    net investment income              --            (0.02)                --
   Distributions from
    capital gains                      --               --                 --
                                   -------          -------             -------
   Total distributions                 --            (0.02)                --
                                   -------          -------             -------
Net asset value,
  end of period                     $18.37          $13.36               $9.88
                                   =======          =======             =======

Total Return                        37.50%          35.21%             (1.20%)


Ratios/Supplemental Data
  Net assets,
   end of period (000's)          $113,673        $52,924             $26,576
Ratio to average net assets-
   Expenses (A)                      1.44%          1.50%             1.50%**
   Expenses-net (B)                  1.44%          1.50%             1.49%**
   Net investment income           (0.14%)        (0.15%)             0.42%**
Portfolio turnover rate             22.69%         12.91%             8.16%

* Commencement of operations was October 15, 1997
** Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998.

(B) Expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated ____________ , 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525
                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectuses of the CSI Equity Fund (the "Fund") dated ___________, 2001. You may obtain the Prospectuses of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.





The date of this SAI is _______________ , 2001

TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

General Information                                                        1
Additional Information about the Funds' Investments                        1
   Investment Objectives                                                   1
   Strategies and Risks                                                    1
   Investment Programs                                                     1
      Convertible Securities                                               1
      Warrants                                                             2
      Illiquid Securities                                                  2
      Depositary Receipts                                                  2
      U.S. Government Securities                                           2
      Municipal Securities                                                 2
      Corporate Debt Securities                                            3
      Zero-Coupon Securities                                               3
      International Bonds                                                  3
      Repurchase Agreements                                                4
      Other Investments                                                    4
   Investment Restrictions                                                 4
      Fundamental Policies or Restrictions                                 4
      Non-fundamental Policies or Restrictions                             5
Management of the Company                                                  6
Principal Holders of Securities                                            8
Policies Concerning Personal Investment Activities                         8
Investment Adviser and Advisory Agreements                                 8
Management-Related Services                                                9
  Administration                                                           9
  Custodian and Accounting Services                                        9
  Transfer Agent                                                          10
  Distributor                                                             10
  Independent Accountants                                                 10
Portfolio Transactions                                                    10
Portfolio Turnover                                                        11
Capital Stock and Dividends                                               11
Additional Information About Purchases and Sales                          12
Tax Status                                                                14
Investment Performance                                                    16
Financial Information                                                     18

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the CSI Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. Prior to the date of this SAI, the Fund offered one class of shares to investors, Class Y Shares ("Institution Class Shares"). As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A
Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares charging a front-end sales charge of 1%, and a back-end sales charge of 1% if share are redeemed within the first year after purchase, and carrying a higher 12b-1 fee than Class A Shares with no conversion feature; and Class Y Shares for certain institutional investors and for shareholders of the fund who had purchased shares prior to _________, 2001, the date the Fund began offering multiple classes of shares. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to achieve long-term growth of capital. All investments entail some market and other risks and there is no assurance that the Fund's investment objective will be realized. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund has to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

The Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

The assets of the Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the ADR's, EDR's or GDR's underlying securities, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored depositary receipts are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of the depositary receipts facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipts.

U.S.  Government  Securities

The Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate  Debt  Securities

The Fund may invest in Corporate debt securities. The Fund may invest, at the time of purchase, in securities rated Baa or higher by Moody's Investor Service, Inc.; BBB or higher by Standard and Poor's Ratings Group; or foreign securities not subject to standard credit ratings, which in the judgment of the investment adviser, will be "investment grade" issues. Securities rated as BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(14) Make loans; and

(15) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

    (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

   (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser, any other investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk.

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
------------            ----------------    -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,("CSS")
(55)                                        the Company's Administrator,
                                            since 1985;  President and
                                            Director of First Dominion Capital
                                            Corp., ("FDCC") the Company's
                                            Underwriter;  Director
                                            and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping servoces;
                                            and Chairman, Director and
                                            Treasurer of Vontobel  Funds, Inc.,
                                            a registered  investment company,
                                            since March, 1997.  Mr. Pasco is
                                            also a certified public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD  20854                          Accounting Division of the Potomac
(60)                                        Electric Power Company since
                                            August, 1978; and Director of
                                            Vontobel Funds, Inc., a registered
                                            investment company, since March,
                                            1997.  Mr. Boyd is also a certified
                                            public accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD 20816                          Management Consulting for
(64)                                        Professionals since 1968; Director
                                            of Vontobel Funds, Inc., a
                                            registered investment company, since
                                            March, 1997.  Mr. Poist is also a
                                            certified public accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Dr.                       Alfred J. Dickinson, Inc. Realtors
Richmond, VA 23229                          since April, 1971; and Director of
(53)                                        Vontobel Funds, Inc. a
                                            registered investment company,
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        CSS and FDCC since 1986;
Suite 101                                   Secretary of Vontobel
Richmond, VA 23229                          Funds, Inc., a registered
(57)                                        investment company, since March,
                                            1997; and Partner in the law firm
                                            Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the  Company and    of Sand Hill Advisors, Inc.
Suite 150               President of the    since August, 2000 and was
Menlo Park, CA 94025    Sand Hill Portfolio the Executive Vice President
(52)                    Manager Fund        of Sand Hill Advisors, Inc. since
                                            1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.  Mr. Faust is also a Partner
San  Francisco, CA 94104 Fixed Income       in the law firm Taylor & Faust
(54)                     Fund               since September, 1975.

*Franklin A. Trice, III Vice President of   Mr.Trice is President of Virginia
P.O. Box 8535           the Company and     Management Investment Corp. since
Richmond, VA 23226-0535 President of the    May, 1998; and a registered
 (37)                   New Market Fund     representative of FDCC, the
                                            Company's underwriter since
                                            September, 1998.  Mr. Trice was
                                            a broker with Scott &
                                            Stringfellow from March,
                                            1996 to May, 1998 and with
                                            Craigie, Inc. from March, 1992
                                            to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisers, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby Fund      since November, 1999.
                        series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory ("IAA") in May,
Suite 200               series              1994.  In his six years with IAA he
Winter Park, FL 32789                       has served as a Financial Adviser,
(40)                                        VP of Sales, Branch  Manager,
                                            Training Manager, and currently as
                                            Senior Vice President and Managing
                                            Director of Private Client
                                            Operations for both IAA and
                                            Global Assets  Advisors.  He is
                                            responsible for overseeing its
                                            International Headquarters in Winter
                                            Park,  Florida  as  well  as its New
                                            York operation and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke worked for
                                            Lowrey Capital management from 1997
                                            to 1998.  Mr. Clarke  served for
                                            13 years  as  the Vice President
                                            for Advancement  at St. Mary's
                                            College  of Maryland.  Prior  to
                                            joining St. Mary's,  Mr. Clarke
                                            served as Press  Secretary to
                                            Congressman Henry S. Reuss.

Compensation  of  Directors

The Company does not compensate the Directors or officers who are officers or employees of any investment advisers to a fund of the Company or any officers of the distributor of the Company. The other, or "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 2000, the Directors received the following compensation from the Company:

                Aggregate
                Compensation           Total
                From the Funds for     Pension or Retirement        Compensation
Name and        Fiscal Year Ended      Benefits Accrued as          from the
Position Held   August 31, 2000(1)     Part of Fund Expenses        Company(2)
--------------  ------------------     ---------------------        ------------
John Pasco, III,
Director                0               N/A                              0
Samuel Boyd, Jr.,
Director                $4,000          N/A                           $12,933
William E. Poist,
Director                $4,000          N/A                           $12,933
Paul M. Dickinson,
Director                $4,000          N/A                           $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds' fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consisted of a total of eight funds as of August 31, 2000.

MANAGEMENT OWNERSHIP

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Fund as of February 28, 2001, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

Name and Address               Number of Shares        Percentage of Fund
----------------               ----------------        ------------------

Charles Schwab                 7,075,758.250           96.82%
101 Montgomery Street
San Francisco, CA 94104


POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management,  Inc. (the "Adviser"),  located at 445 Bush Street,
5th Floor, San Francisco, CA 94108-3725, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President and portfolio manager of the Fund.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company on behalf of the Fund (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from October 14, 1997, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies, and restrictions as set forth in its prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. During the fiscal period from October 15, 1997 (commencement of operations) to August 31, 1998, the Fund paid the Adviser $142,044. The Fund paid the Adviser $409,260 for fiscal year ended August 31, 1999 and $805,999 for fiscal year ended August 31, 2000.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund.
The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administration  Agreement with the Company dated October 14,
1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives a fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate for shareholder servicing and state securities law matters plus certain out-of-pocket expenses. From October 15, 1997 (commencement of operations) to August 31, 1998, the Fund paid CSS $34,549. The Fund paid CSS $79,686 for the fiscal year ended August 31, 1999, and $137,623 for fiscal year ended August 31, 2000.

Custodian and Accounting Services

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated July 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, VA 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For the fiscal year ended August 31, 2000, CFA received fees of $19,363 from the Fund.

Transfer Agent

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one third of the voting shares of FSI and, therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class B and Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive Distribution 12b-1 and Service fees from the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2000, no fees were paid pursuant to any Distribution 12b-1 and Service plan nor were any sales charges paid in connection with the sale of Fund shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                           Years ended August 31,
                         -------------------------
                         1998      1999       2000
                         ----      ----       ----
                        $36,802    $35,527    $61,495

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen  Million  (15,000,000)  shares  for  Class A Shares of the  series;  Ten
Million (10,000,000) shares for Class B Shares of the series; Ten Million (10,000,000) shares for Class C Shares; and Fifteen Million (15,000,000) shares for Class Y shares of the series.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, Class C Shares charging a reduced sales charge and a contingent deferred sales charge and Class Y Shares for certain institutional investors and for shareholders who were shareholders in the Fund prior to or on ________, 2001, the day the Fund began offering Class A, Class B and Class C Shares.

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus for Class A, Class B and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Institutional Class Shares and the number of outstanding Institutional Class Shares of the Fund at the close of business on August 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:

                                             Class A Shares
                                             --------------

           Net Assets                        $113,672,853
           Outstanding Shares                   6,186,425
           Net Asset Value Per Share         $      18.37
           Sales Charge (5.75% of
             the offering price)             $       1.12
           Offering Price to Public          $      19.49

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A, Class B and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A, Class B and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each Plan were incurred within the preceding 12 months and accrued while such Plan is in effect.

The Plans provide that the Fund will pay a fee to the Distributor at an annual rate of 0.35% for Class A Shares and 1.00% for Class B and Class C Shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this SAI, the Fund has not yet offered Class A, Class B or Class C Shares. Accordingly, no fees were paid pursuant to the Plans for the fiscal year ended August 31, 2000.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Under the Class B and Class C Shares 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), and (ii) to an institution for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable) which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

SHAREHOLDER SERVICES PLANS

The Company has adopted a Shareholder Services Plan for each of its Class A, Class B and Class C Shares pursuant to which it intends to enter into servicing agreements with Service Organizations (which may include the Investment Adviser, FDCC and its affiliates). Pursuant to these servicing agreements, Service Organizations render certain shareholder support services to customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares. Such services are provided to customers who are the beneficial owners of such shares and are intended to supplement the services provided by CSS and FSI as administrator and transfer agent to the shareholders of record of such shares. Each Shareholder Service Plan provides that the Company will pay fees for such services at the annual rate of up to 0.25% of the average daily net asset value of such Class A Shares, Class B Shares or Class C Shares (as applicable) owned beneficially by customers. Service Organizations may receive this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FDCC; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting with respect to Class A Shares, Class B Shares or Class C Shares (as applicable) or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class A Shares, Class B Shares or Class C Shares (as applicable); (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable Shareholder Service Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company's servicing agreements are governed by the Shareholder Service Plan that has been adopted by the Company's Board of Directors in connection with the offering of each class of shares. Pursuant to each Shareholder Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Board of Directors has approved the Company's arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Company greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of each class of shares of the Fund. Any material amendment to the Company's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A or Class C Shares.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Conversion of Class B Shares to Class A Shares

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Redemptions In Kind

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received  deduction for corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+ 1)-1]
                      ---
                      cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses    accrued    for   the   period   (net   of
                reimbursements).
      c    =    the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends.
      d    =    the maximum  offering price per share on the last day
                of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+T) = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years (1,5 or 10)
ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectuses on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Because the Fund offered only one class of shares prior to the date of this SAI, the return information presented is based on the Fund's Institutional Class shares. Based on the foregoing, the Fund's Institutional Class Shares' average annual total return for the periods or years indicated would be:

                     One Year     Five Years    Ten Years       Since
                     Period ended Period ended  Period ended    Inception to
                     8/31/2000    8/31/2000     8/31/2000       8/31/2000
                     ---------    ---------     ---------       ---------

                     37.50%       N/A            N/A            23.55%(1)

(1)   Commencement of operations was 10/15/97.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

GenomicsFund.com
  a series of
THE WORLD FUNDS, INC.



PROSPECTUS




Prospectus dated ____________________, 2001



This Prospectus describes the GenomicsFund.com (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, three of which, Class A Shares, Class B Shares and Class C Shares, are offered by this
Prospectus. Class A Shares are sold with a front-end sales charge, Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.














As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment
  Objective:         Capital appreciation

Principal
 Investment
 Strategies:         The Fund will seek to achieve its  investment  objective by
                     investing  in  a   non-diversified   portfolio   consisting
                     primarily of equity securities of companies principally engaged in genomics or genomic-related businesses.

                     Under normal market conditions, the Fund will invest at least 80% of its assets in securities of companies principally engaged in genomics or genomic-related businesses. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice.

                     Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomic or genomic-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses.

                     Genomics-related activities in which the Fund will invest include biological technologies, bioinformation technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

Principal Risks:     The principal risk of investing in the Fund is that
                     the value of its investments are subject to market, economic and business risk that may cause the Net Asset
                     Value ("NAV") per share to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                     The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the price movements in the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                     The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments
                     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:    You may want to invest in the Fund if you are seeking
                     capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
  Information:       This Fund has not yet completed one full calendar year
                     of operations. Accordingly, no performance information is being presented.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Class A    Class B      Class C
                                          -------     -------     -------
Maximum Sales Charge (Load)(1)            5.75%      None         1.00%
Maximum Deferred Sales Charge (Load)      None(2)    5.00%(3)     1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None       None         None
Redemption Fees(5)                        None       None         None
Exchange Fees(6)                          None       None         None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                          Class A   Class B   Class C
                                          -------   -------   -------
Management Fee                            1.00%     1.00%     1.00%
Distribution (12b-1) and
  Service Fees (7)                        0.35%     1.00%     1.00%
Other Expenses(8)                         0.60%     0.60%     0.60%
                                          -----     -----     -----
Total Annual Fund
   Operating Expenses(9)                  1.95%     2.60%     2.60%

1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to offset market effects, taxes and expenses created by short-term investments in the Fund.

5) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

6)   A shareholder may be charged a $10 fee for each telephone exchange.

7) The Company has approved separate Plans of Distribution for each of the Class A, Class B and Class C Shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), providing for the payment of distribution and service fees to the distributor for the Fund. Class A Shares pay a maximum distribution fee of 0.35% of average daily net assets, and Class B and Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B and Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

8) Other Operating Expenses are based on estimated amounts for the current fiscal year.

9) In the interest of limiting expenses of the Fund, xGENx LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.95%, and the Fund's Class B and Class C Shares are limited to 2.60%.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                        1 Year    3 Years    5 Years   10 Years
                        ------    -------    -------   --------

Class A Shares (1)      $762      $1,152     $1,566    $2,719
Class B Shares (2)       763       1,108      1,580     2,699
Class C Shares (1)(2)    460         900      1,466     3,005

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------

Class B Shares           $360      $900       $1,466    $2,699
Class C Shares            263       808        1,380     2,934

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to achieve capital appreciation. The Fund seeks to achieve this objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of companies principally engaged in genomics or genomic-related businesses. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice.

The human body contains 75 trillion cells and each cell nucleus contains 46 chromosomes. Each chromosome is a twisted strand of DNA which can measure up to nine feet in length, but is only about 20 atoms across. Genes are segments of DNA and contain the instructions to make proteins, the building blocks of life. The Human Genome Project was begun by the Federal government in 1986 to identify all genes, their location on the chromosome (mapping), their chemical composition (sequencing), and their function. Some people believe identifying the entire human genome may be the greatest challenge ever undertaken by man. In the past few years, private companies have joined with the government and universities in the search to unravel the basic genomic code. These efforts have accelerated the discovery process and experts predict the entire human genome sequence may be identified as early as 2001.

When selecting investments for the Fund, the Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer capital appreciation, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

RISKS

Sector Risk

The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

The Fund will seek to identify securities of companies conducting these activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Small Companies Risk

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Diversification

The Fund is non-diversified under the 1940 Act. Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of investments.

Concentration

In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent. The Fund is non-diversified under the 1940 Act, which means that the Fund may invest more of its assets in a smaller number of issuers. Under normal circumstances, the Fund will be concentrating its investments in genomics companies such as those described above, and will always have not less than 25% of its assets in this industry. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

FUND MANAGEMENT

Investment  Adviser

xGENx, LLC manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The Adviser is a newly formed company and has served as the Fund's investment adviser since its inception on March 1, 2000 and the Newby Fund series since its inception on December 12, 2000. The address of the Adviser is 555 Quince Orchard Road, Suite 610, Gaithersburg, MD 20878. Steve Newby is President of the Adviser and is the portfolio manager of the Fund since its inception. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer firm located in Gaithersburg, MD. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

The Adviser, subject to the general supervision of the Company's Board of Directors, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser provides the Fund with office space for investment activities, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of the Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on average daily net assets of the Fund over $500 million. For the fiscal period ended August 31, 2000, the Adviser waived its entire fee.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Class A Shares will not exceed 1.95% of net assets and 2.60% for the Fund's Class B and Class C Shares. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, subtracting any liabilities attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares
                      --------------   --------------    --------------

Max. initial             5.75%             None              1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None           Year 1     5.00%    Year 1      1.00%
deferred sales      (Except for 1.00%   Year 2     4.00%    Year 2+     None
charge ("CDSC")     on redemptions      Year 3     3.00%
imposed when         within 1 year      Year 4     3.00%
shares are           of shares          Year 5     2.00%
redeemed             purchased          Year 6     1.00%
(percentage based    without paying     Year 7     None
on purchase          a front-end        Year 8     None
price).  Years       sales charge.)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution 12b-1
  and Service fees         0.35%            1.00%             1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to             N/A       Automatically            No conversion
Class A                             after 8 years            feature.
                                    at which time            Distribution 12b-1
                                    applicable               and service fees
                                    Distribution             remain higher than
                                    and service              those of Class A
                                    fees are reduced.        shares for the life
                                                             of account.

Appropriate for:   All investors,    Investors who       Investors who
                   particularly      plan to hold        intend to hold
                   those who intend  their shares at     their shares for
                   to hold their     least 6 years.      at least 1 year,
                   shares for a                          but less than 6
                   long period of                        years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.


Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                           -------          -------            -------
Minimum Initial            $1,000           $1,000             $1,000
Investment

Minimum Subsequent         $  250*          $  250*            $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund. For subsequent purchases, include with your check(s), the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Fund's distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund. You will not have access to your shares until the records of the Fund are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund to receive the amount(s) you are investing in the wire instructions you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

              Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge        Broker-Dealer Percentage
                                   ------------        ------------------------
Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                         Class B Broker-Dealer Commission and Service Fee

                                         Broker-Dealer Percentage
                                         ------------------------
Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                     Sales Charge         Broker-Dealer Percentage
                     ------------         ------------------------
All purchases           1.00%                      1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.35% for Class A Share expenses. Up to 0.25% of the total distribution 12b-1 and service fee may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other Funds of the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for its Class A, Class B and Class C Shares for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The information in this table is for the Class Y Shares of the Fund. Certain information reflects financial results for a single Class Y Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A, Class B and/or Class C shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD

                                                      Period ended
                                                      August 31, 2000*
                                                      ----------------
Per Share Operating Performance
Net asset value, beginning of period                         $ 10.00
                                                             -------
Income from investment operations-
   Net investment loss                                         (0.03)
   Net realized and unrealized gain on investments              0.57
                                                             -------
   Total from investment operations                             0.54
                                                             -------
Net asset value, end of period                               $ 10.54
                                                             =======
Total Return                                                   5.40%
                                                             =======
Ratios/Supplemental Data
   Net assets, end of period                                 $28,822
Ratio to average net assets (A)
   Expenses  (B)                                             1.89%**
   Expense ratio - net (C)                                   1.89%**
   Net investment loss                                     (1.73%)**
Portfolio turnover rate                                       85.25%

*  Commencement of operation was March 1, 2000.
** Annualized


(A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.44% for the for the period ended August 31, 2000.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated ___________, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                                GenomicsFund.com
                                   a series of
                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectuses of GenomicsFund.com (the "Fund") dated _________, 2001. The Prospectuses may be obtained by writing to The World Funds, Inc. 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended August 31, 2000 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal period ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing the Fund or calling (800) 527-9525.





The date of this SAI is _______________, 2001

TABLE OF CONTENTS                                                 PAGE NUMBER
-----------------                                                 -----------

GENERAL INFORMATION                                                   1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                   1
INVESTMENT OBJECTIVES                                                 1
STRATEGIES AND RISKS                                                  1
INVESTMENT PROGRAMS                                                   1
      DEPOSITARY RECEIPTS                                             1
      REPURCHASE AGREEMENTS                                           1
DEBT SECURITIES                                                       2
      U.S. GOVERNMENT SECURITIES                                      2
      CONVERTIBLE SECURITIES                                          2
      WARRANTS                                                        2
      ILLIQUID SECURITIES                                             3
      RESTRICTED SECURITIES                                           3
      OTHER SECURITIES                                                3
INVESTMENT RESTRICTIONS                                               3
      FUNDAMENTAL POLICIES OR RESTRICTIONS                            3
      NON-FUNDAMENTAL POLICIES OR RESTRICTIONS                        4
MANAGEMENT OF THE COMPANY                                             4
PRINCIPAL HOLDERS OF SECURITIES                                       7
POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES                    7
INVESTMENT ADVISER AND ADVISORY AGREEMENTS                            7
MANAGEMENT-RELATED SERVICES                                           8
      ADMINISTRATION                                                  8
      CUSTODIAN                                                       8
      ACCOUNTING SERVICES                                             8
      TRANSFER AGENT                                                  8
      DISTRIBUTOR                                                     9
INDEPENDENT ACCOUNTANTS                                               9
PORTFOLIO TRANSACTIONS                                                9
PORTFOLIO TURNOVER                                                   10
CAPITAL STOCK AND DIVIDENDS                                          10
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES                     10
DISTRIBUTION AND TAXES                                               12
INVESTMENT PERFORMANCE                                               14
FINANCIAL INFORMATION                                                15

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to GenomicsFund.com (the "Fund"). The Fund is a separate investment portfolio or series of the Company. Prior to the date of this SAI, the Fund offered one class of shares to investors, Class Y Shares ("Institution Class Shares"). As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares charging a front-end sales charge of 1%, and a back-end sales charge of 1% if share are redeemed within the first year after purchase, and carrying a higher 12b-1 fee than Class A Shares with no conversion feature; and Class Y Shares for certain institutional investors and for shareholders of the Fund who had purchased shares prior to __________, 2001, the date the Fund began offering multiple classes of shares. Each class of shares are substantially the same as Institutional Class Shares as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is "non-diversified" as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

Under  normal  circumstances,  the Fund invests  primarily in a  non-diversified
portfolio  of  equity   securities  and  securities   convertible   into  equity
securities.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Depositary Receipts

The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase  Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which xGENx. LLC (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Other Securities

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)  Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12) Make loans.

(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate  its  investments  in any  industry,  except  that the Fund may
     concentrate   in   securities   of   companies   which  are   genomic   and
     genomic-related companies as described in the Prospectuses.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

    (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental investment restrictions described above, and the various general investment policies described in the Prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser, any other investment adviser to a Fund of the Company, the principal underwriter and officers of the Company are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
--------------          -----------------   -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        the Company's Administrator,
                                            since 1985; President and
                                            Director of First Dominion
                                            Capital Corp.,  the Company's
                                            Underwriter;  Director and
                                            shareholder of Fund Services, Inc.,
                                            the Company's Transfer and
                                            Disbursing Agent, since 1987;
                                            shareholder of Commonwealth
                                            Fund Accounting, Inc. which
                                            provides bookkeeping services;
                                            and Chairman, Director and
                                            Treasurer of Vontobel Funds, Inc., a
                                            registered investment company,
                                            since March, 1997.  Mr. Pasco
                                            is also a certified public
                                            accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD. 20854                          Accounting Division of the
(60)                                        Potomac Electric Power
                                            Company   since August, 1978;
                                            and Director of Vontobel
                                            Funds, Inc., a registered
                                            investment company, since
                                            March, 1997.  Mr. Boyd is
                                            also a certified public
                                            accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD. 20816                         Management Consulting for
(64)                                        Professionals since 1968;
                                            Director of Vontobel Funds,
                                            Inc., a registered investment
                                            Company, since March, 1997.
                                            Mr. Poist is also a certified
                                            public accountant.

Paul M. Dickenson       Director            Mr. Dickenson is President of
8704 Berwickshire Drive                     Alfred J. Dickenson, Inc. Realtors
Richmond, VA  23229                         since April, 1971; and Director of
(53)                                        Vontobel Funds, Inc., a
                                            registered investment company,
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
 8002 Discovery Drive                       Commonwealth Shareholder
 Suite 101                                  Services, Inc.,  and First
Richmond, VA 23229                          Dominion Capital Corp.
(57)                                        since 1986;  Secretary of
                                            Vontobel Funds, Inc., a
                                            registered investment company,
                                            since March, 1997; and Partner in
                                            the law firm Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the Company and     of Sand Hill Advisors, Inc.
Suite 150               President of the    since August, 2000 and
Menlo Park, CA 94025    Sand Hill Portfolio was the Executive Vice President
(52)                    Manager Fund series of Sand Hill Advisors since 1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978. Mr. Faust is also a Partner
San Francisco, CA 94104 Fixed Income Fund   in the law firm Taylor & Faust
(54)                                        since December, 1975.

*Franklin A. Trice,III  Vice President of   Mr. Trice is President of
P.O. Box 8535           the Company and     Virginia Management Investment
Richmond, VA 23226-0535 President of the    Corp. since May, 1998; and a
(37)                    New Market Fund     registered representative of
                        series.             First Dominion Capital Corp, the
                                            Company's underwriter since
                                            September, 1998.  Mr. Trice was a
                                            broker with Scott & Stringfellow
                                            from March, 1996 to May, 1998
                                            and with Craigie, Inc. from
                                            March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   President of Newby & Co., a NASD
555 Quince Orchard Rd.  the Company and     broker/dealer  since July,  1990;
Suite 610               President of        President of xGENx, LLC since
Gaithersburg, MD 20878  GenomicsFund.com    November, 1999.
(53)                    and Newby Fund
                        series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory in May, 1994.  In
Suite 200               series              his six years with IAAC, he has
Winter Park, FL 32789                       served as a Financial Adviser, VP
(40)                                        of Sales, Branch Manager, Training
                                            Manager, and currently as Senior
                                            Vice President and Managing Director
                                            of  Private  Client  Operations  for
                                            both  International  Assets Advisory
                                            and Global  Assets  Advisors.  He is
                                            responsible   for   overseeing   its
                                            International Headquarters in Winter
                                            Park,  Florida  as  well  as its New
                                            York operation and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke worked for
                                            Lowrey Capital management from 1997
                                            to  1998.  Mr. Clarke  served for
                                            13 years  as  the Vice President
                                            for Advancement  at St. Mary's
                                            College  of Maryland.  Prior  to
                                            joining St. Mary's,  Mr. Clarke
                                            served as Press  Secretary to
                                            Congressman Henry S. Reuss.

Compensation  of Directors

The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Directors received the following compensation from the
Company:

                  Aggregate Compensation                           Total
                  From the Fund           Pension or Retirement    Compensation
Name and          Fiscal  Year Ended      Benefits Accrued as      from the
Position Held     August 31, 2000(1)      Part of Fund Expenses    Company(2)
--------------------------------------------------------------------------------


John Pasco, III,
Director               $-0-                       N/A                 $-0-
Samuel Boyd, Jr.,
Director               $833                       N/A                 $12,933
William E. Poist,
Director               $833                       N/A                 $12,933
Paul M. 1Dickinson,
Director               $833                       N/A                 $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consists of a total of 8 funds as of August 31, 2000.

PRINCIPAL SECURITIES HOLDERS

As of February 28, 2001, the following persons owned of record or beneficially shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Dain Rauscher Custodian for          26,451.057            6.39%
Roy C. Kinsey
P. O. Box 902
Jackson, WY 83001

Steven Newby                      1,158,271.721           27.69%
555 Quince Orchard Road
Suite 610
Gaithersburg, MD 20878

Charles Schwab                      590,246.136           14.11%
101 Montgomery Street
San Francisco, CA 94104

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, Adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

xGENx, LLC, (the "Adviser") located at 555 Quince Orchard Road, Suite 610, Gaithersburg, MD 20878 manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated March 1,2000. The Advisory Agreement has an initial term of two years, and may be renewed annually thereafter provided such renewal is approved by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Fund, and in either event by and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-held corporation.

Steven T. Newby is President of the Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker/dealer firm located in Gaithersburg, MD. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on average daily net assets of the Fund over $500 million.

For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Adviser earned $52,715 from the Fund. During this same period, the Adviser waived it's entire advisory fee and reimbursed operating expenses in the amount of $76,825.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Institutional Class Shares is limited to 1.90%, the Fund's Class A Shares is limited to 1.95% and 2.60% for the Fund's Class B and Class C Shares. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company dated March 1, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, CSS received $19,569 from the Fund for its services as administrator.

Custodian and Accounting Services

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated March 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings.
CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, CFA received $4,458 from the Fund for its services.

Transfer Agent

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $12,000 for the first year and $16,500 per year thereafter.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class B and Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive Distribution 12b-1 and Service fees from the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2000, no fees were paid pursuant to any Distribution 12b-1 and Service plan nor were any sales charges paid in connection with the sale of Fund shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Fund paid no brokerage commissions for the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Investment Adviser anticipates that the Fund's average annual portfolio turnover rate will be 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen  Million  (15,000,000)  shares  for  Class A Shares of the  series;  Ten
Million (10,000,000) shares for Class B Shares of the series; Ten Million (10,000,000) shares for Class C Shares; and Fifteen Million (15,000,000) shares for Class Y Shares.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, Class C Shares charging a reduced sales charge and a contingent deferred sales charge and Class Y Shares for certain institutional investors and for shareholders who were shareholders in the Fund prior to or on ________, 2001, the day the Fund began offering Class A, Class B and Class C Shares.

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus for Class A, Class B and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Institutional Class Shares and the number of outstanding Institutional Class Shares of the Fund at the close of business on August 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:

                                             Class A Shares
                                             --------------

           Net Assets                        $28,821,857
           Outstanding Shares                  2,734,324
           Net Asset Value Per Share         $     10.54
           Sales Charge (5.75% of
             the offering price)             $      0.64
           Offering Price to Public          $     11.18

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A, Class B and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A, Class B and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each Plan were incurred within the preceding 12 months and accrued while such Plan is in effect.

The Plans provide that the Fund will pay a fee to the Distributor at an annual rate of 0.35% for Class A Shares and 1.00% for Class B and Class C Shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this SAI, the Fund has not yet offered Class A, Class B or Class C Shares. Accordingly, no fees were paid pursuant to the Plans for the fiscal year ended August 31, 2000.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Under the Class B and Class C Shares 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), and (ii) to an institution for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable) which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

SHAREHOLDER SERVICES PLANS

The Company has adopted a Shareholder Services Plan for each of its Class A, Class B and Class C Shares pursuant to which it intends to enter into servicing agreements with Service Organizations (which may include the Investment Adviser, FDCC and its affiliates). Pursuant to these servicing agreements, Service Organizations render certain shareholder support services to customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares. Such services are provided to customers who are the beneficial owners of such shares and are intended to supplement the services provided by CSS and FSI as administrator and transfer agent to the shareholders of record of such shares. Each Shareholder Service Plan provides that the Company will pay fees for such services at the annual rate of up to 0.25% of the average daily net asset value of such Class A Shares, Class B Shares or Class C Shares (as applicable) owned beneficially by customers. Service Organizations may receive this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FDCC; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting with respect to Class A Shares, Class B Shares or Class C Shares (as applicable) or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class A Shares, Class B Shares or Class C Shares (as applicable); (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable Shareholder Service Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company's servicing agreements are governed by the Shareholder Service Plan that has been adopted by the Company's Board of Directors in connection with the offering of each class of shares. Pursuant to each Shareholder Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Board of Directors has approved the Company's arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Company greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of each class of shares of the Fund. Any material amendment to the Company's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form. Conversion of Class B Shares to Class A Shares

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Redemptions In Kind

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received  deduction for corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
           Yield = 2[(a-b + 1) -1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period that were entitled to receive dividends.
d     =    the  maximum  offering  price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+ T) = ERV

Where:

P      = a  hypothetical  initial  payment $1,000
T      = average annual total return
n      = number of years (l, 5 or 10)
ERV    = ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Because the Fund offered only one class of shares prior to the date of this SAI, the return information presented is based on the Fund's Institutional Class shares. Based on the foregoing, the Fund's aggregate total return for the period March 1, 2000 (commencement of operations) through August 31, 2000 was 5.40%.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about GenomicsFund.com (the "Fund") by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  ARTICLES OF INCORPORATION.

1. Articles of Incorporation of The World Funds, Inc. (the "Registrant") are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N--1A(File Nos. 333-29289 and 811--8255), as filed with the Securitieand Exchange Commission (the "SEC") on June 16, 1997.

2.    Articles Supplementary.

a. Re: the creation of the CSI Equity Fund and CSI Fixed Income Fund dated July 29, 1997 are herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 1, 1997.

b. Re: the creation of the Third Millennium Russia Fund and New Market Fund dated June 19, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

c. Re: increasing the amount of authorized shares dated June 22, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

d. Re: the creation of the GenomicsFund.com dated December 9, 1999 are herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

e. Re: the creation of the Global e Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 10/12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on February 24, 2000.

f Re: the creation of the Monument EuroNet Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

g. Re: Increasing the amount of authorized shares of the Registrant dated May 24, 2000 and reallocating shares among multiple classes for the Monument Euronet Fund are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

h. Re: reclassifying shares among multiple classes for the Global e Fund dated October 4, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on October 24 2000.

i. Re: the creation of the Newby Fund dated December 29, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on October 24 2000.

j. Re: Articles Supplementary further reclassifying the existing shares as Class A Shares, Class B Shares and Class C Shares of such series for the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and the GenomicsFund.com series of the Registrant dated March 9, 2001 is attached herewith as Exhibit EX-99.a.3.

(3)  Article of Amendment.

a. Articles of Amendment renaming Newby's ULTRA Fund to Newby Fund is attached herewith as Exhibit EX-99.a.l.

b. Re: Articles of Amendment reclassifying the existing shares as Institutional Class Shares (Class Y Shares) of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and the GenomicsFund.com series of the Registrant dated March 9, 2001 is attached herewith as Exhibit EX-99.a.2.

(4)  Other.

Change of address of Resident Agent will be filed by Amendment.

(b)  BY-LAWS.

By-Laws of the Registrant are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference as Exhibit (a)(1); and
Article II, Article III and Article XI of the By-laws, which are incorportd herein by reference as Exhibit (b).

(d)  INVESTMENT ADVISORY CONTRACTS.

    1. Re: Sand Hill Portfolio Manager Fund. Agreement dated August 19, 1997 between Sand Hill Advisors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

    2. Re: CSI Equity Fund. Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

     3. Re: CSI Fixed Income Fund. Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

     4. Re: Third Millennium Russia Fund. Agreement dated September 21, 1998 between Third Millennium Investment Advisors LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

     5.    Re: New Market Fund.

           a.   Agreement dated September 21, 1998 between Virginia
                Management Investment Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

           b. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the London Company of Virginia is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

     6. Re: GenomicsFund.com. Agreement dated March 1, 2000 between xGENx, LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     7. Re: Global e-Fund. Agreement dated May 1, 2000 between Global Assets Advisors and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     8. Re: Monument EuroNet Fund. Agreement dated June 19,2000 between Vernes Asset Management, LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           a.   Agreement dated June 19, 2000 between Vernes Asset
                Management, LLC and Financiere Rembrandt is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N--lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           b.   Agreement dated June 19,2000 between Vernes Asset
                Management, LLC and Monument Advisors, Ltd. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     9.    Re: Newby Fund. Agreement between xGENx, LLC and the
           Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on October 24, 2000.

(e)  UNDERWRITING CONTRACTS.

     1.    Distribution Agreements. Distribution Agreement dated September
           21, 1998 between First Dominion Capital Corp. and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on December 30, 1998.

     2. Distribution Agreement dated May 1, 2000 between International Assets Advisory Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No.10/12 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on February 24, 2000.

     3. Joint Distribution Agreement on behalf of the Monument EuroNet Fund series of the Registrant, dated June 19, 2000 between the Registrant, First Dominion Capital Corp. and Monument Distributors, Inc. is
           herein   incorporated  by  reference  to  Post-Effective   Amendment
           No.12/14 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on August 18, 2000.

      4. Joint Distribution Agreement on behalf of the Global e Fund series of the Registrant, between the Registrant, First Dominion Capital Corp. and International Assets Advisors Corp. is herein incorporated by reference to Post-Effective Amendment No.12/14 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on August 18, 2000.

(f)   BONUS OR PROFIT SHARING CONTRACTS.

      Not Applicable.

(g)   CUSTODIAN AGREEMENTS.

      1. Custodian Agreement dated August 19, 1997 between Star Bank, N.A. and the Sand Hill Portfolio Manager Fund series of the Registrant is deleted and is no longer filed.

      2. Custodian Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

      3.   Re: Third Millennium Russia Fund. Agreement dated October 28,
           1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File No. 811-8255), as filed with the SEC on December 30, 1998.

      4. Custodian Agreement dated August 21, 1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

      5. Re: CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund. Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant
           (the "Agreement").

           a. Appendix dated June 1, 2000 to the Agreement is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      6.   FOREIGN CUSTODY ARRANGEMENTS.

           a. Re: Third Millennium Russia Fund. Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form
                N-lA (File No. 811-8255), as filed with the SEC on December 30, 1998.

           b.   Re: CSI Equity Fund, CSI Fixed Income Fund,
                GenomicsFund.com, Global e Fund, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund.

                1.   Appendix dated June 1, 2000 to Foreign Custody
                     Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

(h)   OTHER MATERIAL CONTRACTS.

      1.   Transfer Agency.

           a. Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b. Re: Monument Euronet Fund. Agreement between PFPC, Inc. and the Registrant on behalf of the Monument Euronet Fund series are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

       2.  Administrative Services.

           a. Re: Sand Hill Portfolio Manager Fund. Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b. Re: CSI Equity Fund. Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           c. Re: CSI Fixed Income Fund. Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           d. Re: Third Millennium Russia Fund. Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File No. 811-8255), as filed with the SEC on December 30, 1998.

           e. Re: New Market Fund. Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant'sRegistration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 29, 1998.

           f. Re: GenomicsFund.com. Agreement dated March 1, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           g. Re: Global e-Fund. Agreement dated May 1, 2000, between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           h. Re: Monument EuroNet Fund. Agreement dated June 19, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           i. Re: Newby Fund. Agreement between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on October 24, 2000.

     3.    Fund Accounting Service.

           a. Fund Accounting Services Agreement dated August 18, 1997 between Star Bank, N.A. and the Sand Hill Portfolio Manager Fund series of the Registrant is deleted and is no longer filed.

           b. Fund Accounting Services Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

           c. Fund Accounting Services Agreement dated August 21, 1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

           d.   Re: C5I Equity Fund, C5I Fixed Income Fund,
                GenomicsFund.com, Sand Hill Portfolio Manager Fund and The New Market Fund.

                1.   Agreement dated July 1, 2000 between Commonwealth
                     Fund Accounting ("CFA") and the Registrant are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      4.   Accounting Agency.

           a. Re: Third Millennium Russia Fund. Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 5/6 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 29, 1999.

           b. Re: Global e Fund. Addendum to Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

           c.   Re: Monument EuroNet Fund. Addendum to Agreement dated
                October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      5.   Retirement Plans.

           a. IRA Service Agreement between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      6.   Expense Limitations Agreements.

           a. Agreement dated October 1, 1998 between the New Market Fund series of the Registrant and Virginia Management Investment Corporation is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           b. Agreement dated October 1, 1998 between the Third Millennium Russia Fund series of the Registrant and Third Millennium Investment Advisors LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           c. Agreement dated March 1, 2000 between the GenomicsFund.com Fund series of the Registrant and xGENx, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           d. Agreement dated May 1, 2000 between the Global e Fund series of the Registrant and Global Assets Advisors is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           e. Agreement dated June 19,2000 between the Monument EuroNetFund series of the Registrant and Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           f. Agreement between the Global e Fund series of the Registrant and Global Assets Advisors is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

           g. Agreement between the Newby Fund series of the Registrant and the distributor is herein incorporated by reference to Post-Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on October 24, 2000.

           h.   FORM OF Agreement between the GenomicsFund.com
                Class A Shares, Class B Shares and Class C Shares of the series of the Registrant and xGENx is attached herewith as Exhibit EX-99.h.l.

(i)   LEGAL OPINION.

     1.    Consent of Counsel is filed herewith as Exhibit EX-99.i.

(j)   AUDITORS CONSENT.

      1. Consent of Tait Weller and Baker dated is filed herewith as Exhibit EX-99.j.

(k)  OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS.

      Not Applicable.

(m)   RULE l2b-l PLAN.

      1. Re: Third Millennium Russia Fund. Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File No. 811-8255), as filed with the SEC on December 30, 1998.

      2.   Re: New Market Fund. Plan of Distribution dated September 21,
           1998 is herein incorporated by reference to Post Effective
           Amendment No. 5 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on December 30, 1998.

      3. Re: GenomicsFund.com Plan of Distribution dated March 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File No. 811-8255), as filed with the SEC on May 12, 2000.

      4. Re: Global e-Fund. Plan of Distribution dated May 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File No. 811-8255), as filed with the SEC on May 12, 2000.

      5.   Re: Monument EuroNet Fund.

           a. Plan of distribution for Class A Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on May 12, 2000.

           b. Plan of Distribution for Class B Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on May 12, 2000.

           c. Plan of Distribution for Class C Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on May 12, 2000.

      6.   Re: Global e Fund.

           a. Plan of Distribution for Class A Shares is herein incorporated by reference to Post Effective Amendment Nos. 12/14 to the
                Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on August 18, 2000.

           b. Plan of Distribution for Class B Shares is herein incorporated by reference to Post Effective Amendment Nos. 12/14 to the
                Registrant's   Registration   Statement   on  Form  N-lA  (File
                No.811-8255), as filed with the SEC on August 18, 2000.

      7.   Re: Newby Fund.

           a. Plan of Distribution is herein incorporated by reference to Post Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on October 24, 2000

           b. Shareholder Services Contract is herein incorporated by reference to Post Effective Amendment Nos. 13/15 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on October 24, 2000

      8.   Re: Sand Hill Portfolio Manager Fund series.

           a. FORM OF Plan of Distribution for Class A Shares is attached herewith as Exhibit EX-99.m.1.

           b. FORM OF Plan of Distribution for Class B Shares is attached herewith as Exhibit EX-99.m.2.

           c. FORM OF Plan of Distribution for Class C Shares is attached herewith as Exhibit EX-99.m.3.

      9.   Re:  CSI Equity Fund series.

           a. FORM OF Plan of Distribution for Class A Shares is attached herewith as Exhibit EX-99.m.4.

           b. FORM OF Plan of Distribution for Class B Shares is attached herewith as Exhibit EX-99.m.5.

           c. FORM OF Plan of Distribution for Class C Shares is attached herewith as Exhibit EX-99.m.6.

      10.  Re: GenomicsFund.com series.

           a. FORM OF Plan of Distribution for Class A Shares is attached herewith as Exhibit EX-99.m.7.

           b. FORM OF Plan of Distribution for Class B Shares is attached herewith as Exhibit EX-99.m.8.

           c. FORM OF Plan of Distribution for Class C Shares is attached herewith as Exhibit EX-99.m.9.

(n)   RULE 18F-3 PLAN

      1.   Re: Monument EuroNet Fund. Rule 18f-3 Multiple Class Plan dated
           June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on May 12, 2000.

      2. Re: Global e Fund. Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Post Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File No.811-8255), as filed with the SEC on August 18, 2000.

      3. Re: FORM OF Rule 18f-3 Multiple Class Plan for Sand Hill Portfolio Manager Fund series is attached herewith as Exhibit EX-99.n.1.

      4. Re: FORM OF Rule 18f-3 Multiple Class Plan for CSI Equity Fund series is attached herewith as Exhibit EX-99.n.1.

      5. Re: FORM OF Rule 18f-3 Multiple Class Plan for GenomicsFund.com series is attached herewith as Exhibit EX-99.n.1.

(p)   CODES OF ETHICS.

      1. Re: the Registrant, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund and Third Millennium Russia Fund. The Code of Ethics of the Registrant, CSI Capital Management, Virginia Management Investment Corporation and Third Millennium Investment Advisors are herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA
           (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      2. Re: Monument Euronet Fund. The Code of Ethics of Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      3. Re: The Distributor. The Code of Ethics of First Dominion Capital Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      4. Re: The Distributor. The Code of Ethics of Monument Distributors, Inc. and Monument Advisors, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      5. Re: GenomicsFund.com and Newby Fund is attached hereto as Exhibit EX-99.p.1

      6. Re: Global e Fund. The Code of Ethics of International Assets Advisory Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      7. Re: Global e Fund. The Code of Ethics of Global Assets Advisory Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      8. Re: Sand Hill Portfolio Manager Fund. The Code of Ethics of Sand Hill Advisors,Inc. is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-8255), filed with the SEC on August 18, 2000.

(q)   POWERS-OF-ATTORNEY.

1. Re: Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-lA (File Nos. 333-29289 and 811--8255), as filed with the SEC on June 16, 1997.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

           None

ITEM 25.   INDEMNIFICATION.

The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

a. Sand Hill Advisors, Inc., the investment adviser to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions.

b. CSI Capital Management, Inc., ("CSI") the investment adviser to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions.

c. Third Millennium Investment Advisors, LLC, the investment adviser to the Third Millennium Russia Fund, is a newly formed adviser formed for the purpose of advising Registered Investment Companies.

d. Virginia Management Investment Corporation, the investment manager To the New Market Fund is a newly formed Adviser formed for the purpose of advising Registered Investment Companies. The London Company of Virginia is the investment adviser to the New Market Fund pursuant to an Investment Advisory Agreement between Virginia Management Investment Corporation and The London Company.

e. xGENx, LLC, the investment adviser to the GenomicsFund.com and Newby Fund series, is a newly formed adviser for the purpose of advising Registered Investment Companies.

f.    Global Assets  Advisors,  Inc.,  the  investment  adviser to the Global e
      Fund  series,   provides   investment  advisory  services  consisting  of
      portfolio management for a variety of individuals and institutions.

g. Vernes Asset Management, LLC, the investment manager to the Monument EuroNet Fund series, is a newly formed manager for the purpose of advising Registered Investment Companies.

For information as to any other business, profession, vocation or employment of a substantial nature in which each of the foregoing investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Investment Adviser's Form ADV listed opposite the investment adviser's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

Name of Investment Adviser                          Form ADV File Number

Sand Hill Advisors, Inc.                            801-17601
CSI Capital Management, Inc.                        801-14549
Third Millennium Investment Advisors, LLC           801-55720
Virginia Management Investment Corporation          801-55697
The London Company of Virginia                      801-46604
xGENx, LLC                                          801-57224
Global Assets Advisors, Inc.                        801-46753
Vernes Asset Management, LLC                        801-57651

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a)   (1)  First Dominion Capital Corp., also acts as underwriter to
           Vontobel Funds, Inc.
      (2)  International Assets Advisory Corp., acts as underwriter to
           The World Funds, Inc.
      (3) Monument Distributors, Inc. also acts as underwriter to Monument Series Fund, Inc.

(b)   (1)  First Dominion Capital Corp.

                                                    Position and
Name and Principal        Position and Offices      Offices with
Business Address          with Underwriter          Fund
-------------------       ---------------------     -------------

John Pasco, III           President, Chief          Chairman,
1500 Forest Avenue        Financial Officer         President
Suite 223                 and Treasurer             and Director
Richmond VA 23229

Mary T. Pasco             Director                  Assistant
1500 Forest Avenue                                  Secretary
Suite 223
Richmond, VA 23229

Darryl S. Peay            Vice President            Assistant
1500 Forest Avenue        Assistant Compliance      Secretary
Suite 223                 Officer
Richmond, VA 23229

Lori J. Martin            Vice President and        None
1500 Forest Avenue        Assistant Secretary
Suite 223
Richmond, VA 23229

F. Byron Parker, Jr.      Secretary                 Secretary
Mustian & Parker
8002 Discovery Drive
Suite 101
Richmond, VA 23229


(b)   (2)  International Assets Advisory Corporation


                                                    Position and
Name and Principal        Position and Offices      Offices with
Business Address          with Underwriter          Fund
--------------------      --------------------      ---------------

Diego J. Veitia           Director, Chairman        None
250 Park Ave., So.        of the Board,
Suite 200                 President and Chief
Winter Park, FL 32789     Executive Officer

Stephen A. Saker          Director and Exec.        None
250 Park Ave., So.        Vice President
Suite 200
Winter Park, FL 32789

Jerome F. Misceli         Director                  None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Jeffrey L. Rush, MD       Director                  None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Robert A. Miller          Director                  None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Jonathan C. Hinz          Chief Financial           None
250 Park Ave., So.        Officer and Treasurer
Suite 200
Winter Park, FL 32789

Todd A. Boren             Sr. Vice President        None
250 Park Ave., So.        & Managing Director
Suite 200                 of Private Client
Winter Park, FL 32789     Operations

Gerard A. Mastrianni      Sr. Vice President        None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Sheri Ann Cuff            Vice President -          None
250 Park Ave., So.        Operations
Suite 200
Winter Park, FL 32789

Nancy M. McMurtry         Vice President -          None
250 Park Ave., So.        Compliance
Suite 200
Winter Park, FL 32789


(b)   (3)  Monument Distributors, Inc.

                                                    Position and
Name and Principal        Position and Offices      Offices with
Business Address          with Underwriter          Fund
------------------        ---------------------     ---------------


David A. Kugler           President, Treasurer      None
7920 Norfolk Avenue       and Director
Suite 500
Bethesda, Maryland 20814


(c)  Not Applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Investment records, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Fund are maintained at each Fund's investment adviser, as follows:

      Fund:          Sand Hill Portfolio Manager Fund
      Adviser:       Sand Hill Advisors, Inc.
      Location:      3000 Sand Hill Road
                     Building 3, Suite 150
                     Menlo Park, CA 94025

      Fund:          CSI Equity Fund and CSI Fixed Income Fund
      Adviser:       CSI Capital Management
      Location:      445 Bush Street, 5th Floor
                     San Francisco, CA 94108

      Fund:          Third Millennium Russia Fund
      Adviser:       Third Millennium Investment Advisors, LLC
      Location:      515 Madison Avenue, 24th Floor
                     New York, NY 10022

      Fund:          New Market Fund
      Adviser:       The London Company
      Location:      Riverfront Plaza, West Tower
                     901 E. Byrd Street, Suite 350A
                     Richmond, VA 23219

      Fund:          GenomicsFund.com and Newby Fund
      Adviser:       xGENx, LLC
      Location:      555 Quince Orchard Road, Suite 610
                     Gaithersburg, MD 20878

      Fund:          Global e-Fund
      Adviser:       Global Assets Advisors, Inc.
      Location:      250 Park Avenue South, Suite 200
                     Winter Park, FL 32789

      Fund:          Monument EuroNet Fund
      Adviser:       Vernes Asset Management, LLC
      Location:      993 Farmington Avenue, Suite 205
                     Hartford, CT 06107

(b) Accounts and records for portfolio securities and other investment assets, including cash of each of the Funds, as well as applicable accounting records, general ledgers, supporting ledgers, pricing computations, etc. are maintained in the custody of each Fund's custodian bank and accounting services agent, as follows:

      Custodian Bank/Accounting

      Services Agent:  Brown Brothers Harriman & Co.
      Location:        40 Water Street
                       Boston, MA 02109

(c) (1) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and applications forms) pertaining to CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Newby Fund, Sand Hill Portfolio Manager Fund, New Market Fund and Third Millennium Russia Fund are maintained by their transfer agent, Fund Services, Inc.:

                     1500 Forest Avenue, Suite 111
                     Richmond, Virginia 23229

      (2) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and application forms) pertaining to the Monument EuroNet Fund are maintained by its transfer agent, PFPC, Inc.:

                     400 Bellevue Parkway
                     Wilmington, Delaware 19809

(d) Administrative records, including copies of the charter, by--laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc. pertaining to each of the Funds are kept at their administrator, Commonwealth Shareholder Services, Inc., located at:

                     1500 Forest Avenue, Suite 223
                     Richmond, VA 23229

(e) Records relating to distribution of shares of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, Third Millennium Russia Fund, GenomicsFund.com, Monument EuroNet Fund, Global e Fund B shares and Newby Fund are kept at their distributor, First Dominion Capital Corp., located at:

                     1500 Forest Avenue, Suite 223
                     Richmond, VA 23229

(f) Records relating to distribution of shares of Global e--Fund A shares are kept at their distributor, International Assets Advisory Corporation, located at:

                     250 Park Avenue, South
                     Suite 200
                     Winter Park, FL 32789

(g) Records relating to distribution of shares of Monument EuroNet Fund are kept at their distributor, Monument Distributors, Inc., Located at:

                     7920 Norfolk Avenue, Suite 500
                     Bethesda, MD 20814

ITEM 29.   MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30.   UNDERTAKINGS.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 15 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and Commonwealth of Virginia on the 13th day of March, 2001.

                          THE WORLD FUNDS, INC.


                          By /s/ John Pasco, III
                          ------------------------
                         (Signature and Title)
                         John Pasco, III,
                         Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)            (Title)                 (Date)

/s/ John Pasco, III    Director, Chairman      March 13, 2001
John Pasco, III        Chief Executive
                       Officer and Chief
                       Financial Officer

/s/ SAMUEL BOYD, JR.*  Director                March 13, 2001
Samuel Boyd, Jr.

/s/ PAUL M. DICKENSON* Director                March 13, 2001
Paul M. Dickinson

/s/ WILLIAM E. POIST*  Director                March 13, 2001
William E. Poist

/s/ John Pasco, III
John Pasco, III

* By John Pasco, III, Attorney-in-Fact Pursuant to Powers-of-Attorney.

EXHIBIT INDEX                                                   EDGAR EXHIBIT #
--------------                                                  ---------------

Articles of Amendment                                              EX-99.a.1
Articles of Amendment                                              EX-99.a.2
Articles Supplementary                                             EX-99.a.3
Form Of:  Expense Limitation Agreement                             EX-99.h.1
Consent of Counsel                                                 EX-99.i
Auditor's Consent                                                  EX-99.j
Form Of:  Sand Hill Plan of Distribution Class A Shares            EX-99.m.1
Form Of:  Sand Hill Plan of Distribution Class B Shares            EX-99.m.2
Form Of:  Sand Hill Plan of Distribution Class C Shares            EX-99.m.3
Form Of:  CSI Equity Plan of Distribution Class A Shares           EX-99.m.4
Form Of:  CSI Equity Plan of Distribution Class B Shares           EX-99.m.5
Form Of:  CSI Equity Plan of Distribution Class C Shares           EX-99.m.6
Form Of:  GenomicsFund.com Plan of Distribution Class A Shares     EX-99.m.7
Form Of:  GenomicsFund.com Plan of Distribution Class B Shares     EX-99.m.8
Form Of:  GenomicsFund.com Plan of Distribution Class C Shares     EX-99.m.9
Form Of:  Sand Hill Rule 18f-3 Plan                                EX-99.n.1
Form Of:  CSI Equity Rule 19f-3 Plan                               EX-99.n.2
Form Of:  GenomicsFund.com Rule 19f-3 Plan                         EX-99.n.3
Code of Ethics                                                     EX-99.p.1

                                                             EXHIBIT # EX-99.a.1

                              THE WORLD FUNDS, INC.

                              Articles of Amendment


           THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, by unanimous written consent dated January 9, 2001, has amended the Charter of the Company as follows:

     RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as "Newby's Ultra Fund" to shares of the "Newby Fund" of the Company.

           SECOND: The foregoing amendment to the Charter has been duly approved by at least a majority of the Board of Directors of the Company. The amendment is limited to a change expressly permitted to be made without action of the stockholders under Section 2-605 of the Maryland General Corporation Law.

           THIRD: The Articles of Amendment will become effective at 12:01 a.m. (Eastern time) on January 10, 2001.

           IN WITNESS WHEREOF, The Company has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this 10th day of January, 2001.


Attest:                         THE WORLD FUNDS, INC.



/s/ Darryl S. Peay              /s/ John Pasco, III
------------------              -------------------
Name:  Darryl S. Peay           Name:  John Pasco, III
Title:  Assistant Secretary     Title:  Chairman of the Board and
                                        Chief Executive Officer

           THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Company, who executed on behalf of said Company the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to the Charter to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



/s/ John Pasco, III
--------------------
Name:  John Pasco, III
Title:  Chairman of the Board and
        Chief Executive Officer

                                                             EXHIBIT #EX-99.a.2

                              THE WORLD FUNDS, INC.

                              Articles of Amendment


     THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, pursuant to resolutions adopted at a regular meeting of the Board of Directors held on February 22, 2001, has amended the Charter of the Company as follows:

     RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as the "Sand Hill Portfolio Manager Fund" to the "Sand Hill Portfolio Manager Fund Class Y" shares of the Company;

     FURTHER RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as the "CSI Equity Fund" to the "CSI Equity Fund Class Y" shares of the Company; and

     FURTHER RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as the "GenomicsFund.com" to the "GenomicsFund.com Class Y" shares of the Company.

     SECOND: The foregoing amendment to the Charter has been duly approved by at least a majority of the Board of Directors of the Company. The amendment is limited to a change expressly permitted to be made without action of the stockholders under Section 2-605 of the Maryland General Corporation Law.

     THIRD: The Articles of Amendment will become effective at 12:01 a.m. (Eastern time) on March 12, 2001.

     IN WITNESS WHEREOF, The Company has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this 9th day of March, 2001.


Attest:                                 THE WORLD FUNDS, INC.



/s/ Darryl S. Peay                        /s/ Franklin A. Trice,
--------------------------               -----------------------
III
Name:  Darryl S. Peay                     Name:  Franklin A. Trice, III
Title: Assistant Secretary                Title:   Vice President

     THE UNDERSIGNED, Vice President of the Company, who executed on behalf of said Company the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to the Charter to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                          /s/ Franklin A. Trice, III
                                          --------------------------
                                          Name: Franklin A. Trice, III
                                          Title: Vice President

ATTEST:


/s/ Darryl S. Peay
------------------
Name: Darryl S. Peay
Title: Assistant Secretary

                                                            EXHIBIT # EX-99.a.3
                              THE WORLD FUNDS, INC.

                             Articles Supplementary



     The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

     FIRST: (a) The total number of authorized shares previously classified and allocated by the Corporation to the CSI Equity Fund Class Y is Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share), with an aggregate par value of Five Hundred Thousand Dollars ($500,000), of which at least Thirty Five Million (35,000,000) shares are authorized but unissued. The Board of Directors of the Corporation, at a meeting held on February 22, 2001, adopted resolutions to reclassify Thirty Five Million (35,000,000) authorized but unissued shares of the Common Stock of the CSI Equity Fund Class Y shares of the Corporation as follows: (i) Fifteen Million (15,000,000) shares for Class A shares of the series; (ii) Ten Million (10,000,000) shares for Class B shares of the series; and (iii) Ten Million (10,000,000) for Class C shares of the series; and

     (b) The total number of authorized shares classified and allocated by the Corporation to GenomicsFund.com Class Y is Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share), with an aggregate par value of Five Hundred Thousand Dollars ($500,000), of which at least Thirty Five Million (35,000,000) shares are authorized but unissued. The Board of Directors of the Corporation, at a meeting held on February 22, 2001, adopted resolutions to reclassify Thirty Five Million (35,000,000) authorized but unissued shares of the Common Stock of the GenomicsFund.com Class Y shares of the Corporation as follows: (i) Fifteen Million (15,000,000) shares for Class A shares of the series; (ii) Ten Million (10,000,000) shares for Class B shares of the series; and (iii) Ten Million (10,000,000) for Class C shares of the series; and

     (c) The total number of authorized shares classified and allocated by the Corporation to the Sand Hill Portfolio Manager Fund Class Y is Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share), with an aggregate par value of Five Hundred Thousand Dollars ($500,000), of which at least Thirty Five Million (35,000,000) shares were authorized but unissued. The Board of Directors of the Corporation, at a meeting held on February 22, 2001, adopted resolutions to reclassify Thirty Five Million (35,000,000) authorized but unissued shares of the Common Stock of the Sand Hill Portfolio Manager Fund Class Y shares of the Corporation as follows: (i) Fifteen Million (15,000,000) shares for Class A shares of the series; (ii) Ten Million (10,000,000) shares for Class B shares of the series; and (iii) Ten Million (10,000,000) for Class C shares of the series; and

     SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000) and classified as follows:

     One series of shares was designated as the Sand Hill Portfolio Manager Fund Class Y shares and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the CSI Equity Fund Class Y shares and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as The New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the GenomicsFund.com Class Y shares and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and such shares were further reclassified as follows: Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares was designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and such shares were further reclassified as follows: Twenty-Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     (b) These Articles Supplementary do not increase the authorized number of shares of the Corporation or the aggregate par value thereof. The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, remains at Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000) and classified as follows:

     One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows: Fifteen Million (15,000,000) shares for Class Y shares of the series; Fifteen Million (15,000,000) shares for Class A shares of the series; Ten Million (10,000,000) shares for Class B shares of the series; and Ten Million (10,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows:
Fifteen Million  (15,000,000)  shares for Class Y shares of the series;  Fifteen
Million  (15,000,000)  shares  for Class A shares  of the  series;  Ten  Million
(10,000,000)  shares  for  Class  B  shares  of  the  series;  and  Ten  Million
(10,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows:
Fifteen Million  (15,000,000)  shares for Class Y shares of the series;  Fifteen
Million  (15,000,000)  shares  for Class A shares  of the  series;  Ten  Million
(10,000,000)  shares  for  Class  B  shares  of  the  series;  and  Ten  Million
(10,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares is designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows:
Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows:
Twenty  Million  (20,000,000)  shares for Class A shares of the series;  Fifteen
Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     One series of shares is designated as the Newby Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified as follows:
Twenty-five Million (25,000,000) shares for Investor Class shares of the series; and Twenty-five Million (25,000,000) shares for Service Class shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     THIRD: The shares of the CSI Equity Fund series, the GenomicsFund.com series and the Sand Hill Portfolio Manager Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

     FOURTH: With respect to the CSI Equity Fund series, the GenomicsFund.com series and the Sand Hill Portfolio Manager Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the CSI Equity Fund series, the GenomicsFund.com series and the Sand Hill Portfolio Manager Fund series current as of the time such shares are issued, shares of the Class B shares of such series, to the extent applicable, may be automatically converted into shares of Class A shares of Common Stock of the CSI Equity Fund series, the GenomicsFund.com series or the Sand Hill Portfolio Manager Fund series, as applicable, based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of
Directors, the officers and the Corporation) and reflected in such current registration statement relating to the CSI Equity Fund series, the GenomicsFund.com series or the Sand Hill Portfolio Manager Fund series.

     FIFTH: The aforesaid shares of the CSI Equity Fund series, the GenomicsFund.com series and the Sand Hill Portfolio Manager Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

     IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 9th day of March, 2001.


                              THE WORLD FUNDS, INC.



                              /s/ Franklin A. Trice, III
                              --------------------------
                              Name: Franklin A. Trice, III
                              Title: Vice President


WITNESS:


/s/ Darryl S. Peay
------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

     THE UNDERSIGNED, Vice President of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                          /s/ Franklin A. Trice, III
                          --------------------------
                          Name: Franklin A. Trice, III
                          Title: Vice President


ATTEST:


/s/ Darryl S. Peay
------------------
Name: Darryl S. Peay
Title: Assistant Secretary

                                                              EXHIBIT #EX-99.h.1

                                    FORM OF:
                          EXPENSE LIMITATION AGREEMENT

                              THE WORLD FUNDS, INC.


     This EXPENSE LIMITATION AGREEMENT, effective as of ______________, 2001 is by and between xGENx, LLC (the "Adviser") and The World Funds, Inc. (the "Company"), on behalf of GenomicsFund.com (the "Fund").

     WHEREAS, the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company of the series type (one of which series is the Fund); and

     WHEREAS, the Company and the Adviser have entered into an Advisory Agreement, (the "Advisory Agreement"), pursuant to which the Adviser provides investment advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

     WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of each class of shares of the Fund at a level below the level to which such class of shares of the Fund might otherwise be subject;

     NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation.

     1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to each class of shares of the Fund is attached herewith as Schedule A.

     1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by each class of shares of the Fund in any fiscal year (referred to herein as the "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Fund Operating Expenses may include, but are not limited to, investment advisory fees of the Adviser. Fund Operating Expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

     1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for the each class of shares of the Fund will be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the any class of shares exceeds the Operating Expense Limit of such class for the month, the Adviser will remit to the Fund an amount sufficient to reduce the annualized Fund Operating Expenses.

     1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2. Reimbursement of Fee Waivers and Expense Reimbursements.

     2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of any class of shares of the Fund for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous five (5) years, pursuant to Section 1 of this Agreement, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund; provided, that the amount payable to the Adviser pursuant to this
Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Fund Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

     2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Company's Board of Directors has determined that a reimbursement is in the best interest of the Fund and its shareholders. The Company's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.

     This Agreement will continue in effect until ___________________and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (the "Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

4.    Miscellaneous.

     4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

     4.2 Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

     4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.






     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By:  _____________________________
                          John Pasco, III
                          Chairman


                     xGENx, LLC



                     By:  ____________________________
                          Steve Newby
                          President

                                   SCHEDULE A
                                GenomicsFund.com



Class of Shares                           Expense Limitation
----------------                          ------------------

Class A Shares                            1.95%
Class B Shares                            2.60%
Class C Shares                            2.60%
Class Y Shares                            1.90%

                                                              EXHIBIT # EX-99.i


                             GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103


                                    March 13, 2001



The World Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

Re:   Legal Opinion - Securities Act of 1933

Ladies and Gentlemen:

      We have been asked to provide to The World Funds, Inc. (the "Company"), a series corporation organized under Maryland law, an opinion respecting shares of common stock of the Company registered under the Securities Act of 1933, as amended (the "Securities Act"). In connection with this opinion, we have examined the Articles of Incorporation (the "Articles") of the Company, the By-Laws of the Company, the resolutions adopted by the Company's Board of Directors organizing the business of the Company, and its proposed form of Share Certificates (if any), all as amended to date, and the various pertinent corporate proceedings we deem material. We also have examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act, all as amended to date, as well as other items we deemed material to that opinion.

      The Company is authorized to issue seven hundred and fifty million (750,000,000) shares of common stock (the "Shares"), with a par value of $0.01 per share. The Board of Directors of the Company has the power to designate one or more series ("Funds") of Shares and to designate separate classes of Shares within the same Fund. The Board of Directors have previously authorized the issuance of Shares to the public. Currently, the Company is offering Shares of Funds as follows:

                                           NUMBER OF SHARES
       NAME OF SERIES                      OF COMMON STOCK
                                           ALLOCATED

       Sand Hill Portfolio Manager
       Fund
             Class Y Shares                   15,000,000
             Class A Shares                   15,000,000
             Class B Shares                   10,000,000
             Class C Shares                   10,000,000
       CSI Fixed Income Fund                  50,000,000
       CSI Equity Fund
             Class Y Shares                   15,000,000
             Class A Shares                   15,000,000
             Class B Shares                   10,000,000
             Class C Shares                   10,000,000
       New Market Fund                        50,000,000
       Third Millennium Russia Fund           50,000,000
       GenomicsFund.com
             Class Y Shares                   15,000,000
             Class A Shares                   15,000,000
             Class B Shares                   10,000,000
             Class C Shares                   10,000,000
       Global e Fund
             Class A Shares                   25,000,000
             Class B Shares                   25,000,000
       Monument EuroNet Fund
             Class A Shares                   20,000,000
             Class B Shares                   15,000,000
             Class C Shares                   15,000,000
       Newby Fund
             Investor Class Shares            25,000,000
             Service Class Shares             25,000,000

       Unclassified Shares                   300,000,000
                                             -----------

                            TOTAL            750,000,000


      The Company has filed with the U.S. Securities and Exchange Commission, a registration statement under the Securities Act, which registration statement is deemed to register an indefinite number of Shares of the Funds pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Company each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the Shares sold by each Fund during each fiscal year during which such registration of an indefinite number of Shares remains in effect.

      You have also informed us that the Shares of the Funds have been, and will continue to be, sold in accordance with each Fund's usual method of distributing its registered Shares, under which prospectuses are made available for delivery to offerees and purchasers of such Shares in accordance with Section 5(b) of the Securities Act.

      This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

      Based upon the foregoing information and examination, so long as the Company remains a valid and subsisting entity under the laws of Maryland, and the registration of an indefinite number of Shares of the Funds remains effective, the authorized Shares of the Funds identified above, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable Shares, and the holders of such Shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

      We  hereby   consent  to  the  use  of  this  opinion  as  an  exhibit  to
Post-Effective Amendment No. 15 to the Company's Registration Statement on Form N-1A.

                               Very truly yours,




                               /s/ Steven M. Felsenstein
                               GREENBERG TRAURIG, LLP

                                                              EXHIBIT # EX-99.j

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the use of our report dated September 22, 2000 on the financial statements and financial highlights of Sand Hill Portfolio Manager Fund, CSI Equity Fund and GenomicsFund.com, each a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2000 Annual Report to Shareholders which appears in the Statement of Additional Information filed in the Post-Effective Amendment to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our Firm in the Registration Statement and Prospectus.





                                    TAIT, WELLER & BAKER






Philadelphia, Pennsylvania
March 12, 2001

                                                            EXHIBIT # EX-99.m.1


                              THE WORLD FUNDS, INC

                                    FORM OF:
                                Distribution Plan

                                       of

                        Sand Hill Portfolio Manager Fund
                                 Class A Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class A Shares of the Company's Sand Hill Portfolio Manager Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class A Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of Class A Shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class A Shares of the Fund.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a.   Any Distribution Agreement between the Company and its Distributor,  or any
     other    distributor    of   shares   in   privity    with   the   Company.
     ------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Fund's Class A Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class A Shareholders.

     b. The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.35% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. It is anticipated that of the distribution fee described in paragraph 2 of this Plan, up to 0.25% per annum of such amounts paid by the Company under this Plan may be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the fund, or by vote of a majority of the 12b-1 Directors.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment advisers.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class A Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.2

                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                        Sand Hill Portfolio Manager Fund
                                 Class B Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class B Shares of the Company's Sand Hill Portfolio Manager Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class B Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class B Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class B Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class B Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class B Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.3
                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                        Sand Hill Portfolio Manager Fund
                                 Class C Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class C Shares of the Company's Sand Hill Portfolio Manager Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class C Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class C Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class C Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class C Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class C Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.4


                              THE WORLD FUNDS, INC

                                    FORM OF:
                                Distribution Plan

                                       of

                                 CSI Equity Fund
                                 Class A Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class A Shares of the Company's CSI Equity Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class A Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of Class A Shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class A Shares of the Fund.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a.   Any Distribution Agreement between the Company and its Distributor,  or any
     other    distributor    of   shares   in   privity    with   the   Company.
     ------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Fund's Class A Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class A Shareholders.

     b. The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.35% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. It is anticipated that of the distribution fee described in paragraph 2 of this Plan, up to 0.25% per annum of such amounts paid by the Company under this Plan may be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment advisers.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class A Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.5

                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                                 CSI Equity Fund
                                 Class B Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class B Shares of the Company's CSI Equity Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class B Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class B Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class B Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class B Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class B Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.6
                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                                 CSI Equity Fund
                                 Class C Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class C Shares of the Company's CSI Equity Fund series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class C Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class C Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class C Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class C Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class C Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.7


                              THE WORLD FUNDS, INC

                                    FORM OF:
                                Distribution Plan

                                       of

                                 GenomicsFund.com
                                 Class A Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class A Shares of the Company's GenomicsFund.com series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class A Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of Class A Shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class A Shares of the Fund.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a.   Any Distribution Agreement between the Company and its Distributor,  or any
     other    distributor    of   shares   in   privity    with   the   Company.
     ------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Fund's Class A Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class A Shareholders.

     b. The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.35% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. It is anticipated that of the distribution fee described in paragraph 2 of this Plan, up to 0.25% per annum of such amounts paid by the Company under this Plan may be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment advisers.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class A Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.8

                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                                 GenomicsFund.com
                                 Class B Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class B Shares of the Company's GenomicsFund.com series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class B Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class B Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class B Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class B Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class B Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class B Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.m.9
                              THE WORLD FUNDS, INC
                                    FORM OF:

                          Distribution and Service Plan

                                       of

                                GenomicsFund.com
                                 Class C Shares



     This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for the Class C Shares of the Company's GenomicsFund.com series of shares (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Company contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's Class C Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates to sell Class C Shares of the Fund.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

a. Any Distribution Agreement between the Company and its Distributor, or any other distributor of shares in privity with the Company.

     ---------------------------------

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's Class C Shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's Class C Shareholders.

     b.   The Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Company under this Plan for distribution services is 0.75% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The maximum aggregate amount which may be reimbursed by the Company under this Plan for paying service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers is 0.25% per annum of the average daily net assets of the Fund's Class C Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Director.

8. Any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding Class C Shares of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice, to any other party to the agreement.

9. The Plan, or any agreements entered into pursuant to the Plan, shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Company and the Fund's investment adviser.

10. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding Class C Shares.

11. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

12. So long as the Plan is in effect, the selection and nomination of the Company's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

13.  This Plan shall take effect on the____ day of _____________, 2001.

                                                            EXHIBIT # EX-99.n.1

                                    FORM OF:


                             The World Funds, Inc.
                        Sand Hill Portfolio Manager Fund

                                   Rule 18f-3
                               Multiple Class Plan

     WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

     WHEREAS, the Company, on behalf of the Sand Hill Portfolio Manager Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

     WHEREAS, the Company, on behalf of the Fund, employs Sand Hill Advisors, Inc. (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

     WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

     NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.   Distribution Fee Structure.

(a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to .35% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% charge upon redemption.

(b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within one year of purchase may be subject to a 1.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales charge or service fee imposed under a plan adopted pursuant to rule 12b-1 under the 1940 Act. Class Y Shares are only offered to certain investors as described in the Fund's then-current prospectus. Class Y Shares may be exchanged for Class Y shares of another fund of the Company and for certain other funds offered by the Company.

3.   Allocation of Income and Expenses.

(a). The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than
     Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

     (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

     (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

(b) Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to a Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories
     (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

(c) Therefore,expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of the Fund may be exchanged at their relative NAVs for: (i) shares of the same class of the other Fund; (ii) shares of a comparable class of another series of shares offered by the Company; or (iii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A, Class C and Class Y Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph
     (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (i) the Directors of the Company and (ii) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.

                                                            EXHIBIT # EX-99.n.2

                                    FORM OF:


                              The World Funds, Inc.
                                 CSI Equity Fund

                                   Rule 18f-3
                               Multiple Class Plan

     WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

     WHEREAS, the Company, on behalf of the CSI Equity Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

     WHEREAS, the Company, on behalf of the Fund, employs CSI Capital Management, Inc. (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

     WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

     NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.   Distribution Fee Structure.

(a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to .35% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% charge upon redemption.

(b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within one year of purchase may be subject to a 1.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales charge or service fee imposed under a plan adopted pursuant to rule 12b-1 under the 1940 Act. Class Y Shares are only offered to certain investors as described in the Fund's then-current prospectus. Class Y Shares may be exchanged for Class Y shares of another fund of the Company and for certain other funds offered by the Company.

3.   Allocation of Income and Expenses.

(a). The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than
     Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

     (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

     (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

(b) Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to a Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories
     (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

(c) Therefore,expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of the Fund may be exchanged at their relative NAVs for: (i) shares of the same class of the other Fund; (ii) shares of a comparable class of another series of shares offered by the Company; or (iii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A, Class C and Class Y Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph
     (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (i) the Directors of the Company and (ii) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.

                                                             EXHIBIT # EX-99.n.3


                                    FORM OF:


                              The World Funds, Inc.
                                GenomicsFund.com

                                   Rule 18f-3
                               Multiple Class Plan

     WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

     WHEREAS, the Company, on behalf of the GenomicsFund.com series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

     WHEREAS, the Company, on behalf of the Fund, employs xGENx, LLC (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

     WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

     NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.   Distribution Fee Structure.

(a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to .35% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% charge upon redemption.

(b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within one year of purchase may be subject to a 1.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

(d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales charge or service fee imposed under a plan adopted pursuant to rule 12b-1 under the 1940 Act. Class Y Shares are only offered to certain investors as described in the Fund's then-current prospectus. Class Y Shares may be exchanged for Class Y shares of another fund of the Company and for certain other funds offered by the Company.

3.   Allocation of Income and Expenses.

(a). The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than
     Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

     (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

     (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

(b) Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to a Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories
     (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

(c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of the Fund may be exchanged at their relative NAVs for: (i) shares of the same class of the other fund; (ii) shares of a comparable class of another series of shares offered by the Company; or (iii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A, Class C and Class Y Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph
     (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (i) the Directors of the Company and (ii) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.

                                                                      EX-99.p.1

                                   xGENx, LLC

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING
                                      xGENx

                                 CODE OF ETHICS

     This Code of Ethics has been adopted by xGENx, LLC ("xGENx" or "the Firm") in compliance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 requires registered investment companies
("investment companies"), and their investment advisers and principal underwriters to adopt written codes of ethics containing provisions reasonably necessary to prevent certain fraudulent trading activities by those persons covered under Rule 17j-1. As an investment adviser to one or more investment companies, xGENx is subject to this requirement.

     Rule 17j-1 makes it unlawful for certain persons, including any officer or director of an investment company or any affiliated person of xGENx, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

      (1) employ any device, scheme or artifice to defraud the investment company;

      (2) make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

      (3) engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the investment company; or

      (4) engage in any manipulative practice with respect to the investment company.

     Rule 17j-1 also requires that each investment company and its advisers and principal underwriters use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

     In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisers and broker-dealers establish, maintain, and enforce written policies and procedures reasonably designed to detect and prevent the misuse of material non-public information by such investment advisers and/or broker-dealers and their associated persons. Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment adviser must adopt and disseminate written policies with respect to ITSFEA, and an investment adviser must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading. Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading which complies with ITSFEA's requirements. This Code is substantially in accord with that adopted by the investment company, except as modified to reflect specific aspects of the business of this Firm.

                         I. STATEMENT OF GENERAL PRINCIPLES

     This Code is based on the principle that the officers, directors, and employees of xGENx have a fiduciary duty to place the interests of investment company clients ahead of their own interests and to avoid activities, interests and relationships that might interfere with making decisions in the best interests of investment company clients. As a fiduciary, each Access Person (as defined below) must at all times (1) place the interests of the investment company clients first; (2) conduct all personal securities transactions in full compliance with the Code, including the pre-clearance and reporting requirements;  and  (3)  avoid  taking  inappropriate  advantage  of  his or her position.  All  persons  covered  by this  Code  must  adhere  to these  general principles as well as the Code's specific provisions, procedures, and restrictions.

                                   II. DEFINITIONS

      For purposes of this Code:

     "Access Person" means any director, officer, general partner or Advisory Person of xGENx.

     "Advisory Person" means (1) any employee of xGENx (or of any company in a control relationship with xGENx) who, in connection with his/her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Securities by an investment company, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and (2) any natural person in a control relationship to xGENx who obtains information concerning recommendations made to an investment company with regard to the purchase or sale of Securities by an investment company.

     "Investment company" means any registered investment company client to whom xGENx provides investment advice.

     "Investment Personnel" means (1) any securities analyst, Portfolio Manager, member of an investment committee, or other employee of xGENx (or of any company in a control relationship to xGENx) who, in connection with his or her regular functions or duties, directly makes or participates in making recommendations regarding the purchase or sale of Securities by an investment company (including, for example, any employee of xGENx who provides advice to a Portfolio Manager or who helps execute a Portfolio Manager's decisions) and (2) any natural person who controls xGENx and who obtains information concerning recommendations made to the investment company regarding the purchase or sale of Securities by the investment company.

     "Fund Personnel" means an Access Person, Advisory Person, and/or Investment Personnel.

     "Portfolio Manager" shall mean an employee of xGENx entrusted with the direct responsibility and authority to make investment decisions affecting the investment company.

     "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

      (1) Securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the Securities are owned individually or jointly;

      (2) Securities held in the name of a member of his or her Immediate Family sharing the same household;

      (3) Securities held by a trustee, executor, administrator, custodian or broker;

      (4) Securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

      (5) Securities held by a corporation which can be regarded as a personal holding company of a person; and

      (6) Securities recently purchased by a person and awaiting transfer into his or her name.

     "Compliance Officer" means the so-designated individual at xGENx (or that person's designee if the Compliance Officer is absent or unavailable) as set forth in Exhibit E as amended from time to time.

     "Immediate Family" of an Access Person means any of the following persons who reside in the same household as the Access Person:

           child          grandparent          son-in-law
           stepchild      spouse               daughter-in-law
           grandchild     sibling              brother-in-law
           parent         mother-in-law        sister-in-law
           stepparent     father-in-law

Immediate Family includes adoptive relationships.

     "Initial Public Offering" is an offering of Securities registered under the Securities Act of 1933 by an issuer who immediately before the registration of such Securities was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

     "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by federal agencies that are direct obligations of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt (including repurchase agreements). A future or an option on a future will be deemed to be a Security subject to this Code.

     "Purchase or sale of a Security" includes the writing of an option to purchase or sell a Security.

     A Security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the Security has been made by this Firm and such determination has been communicated to the investment company, or when an officer, director or employee of the Firm seriously considers making such a recommendation.

                III. PROHIBITED TRANSACTIONS; PRECLEARANCE OF TRADES

     Fund Personnel shall not engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1 set forth above. To advance the objective of promoting compliance with Rule 17j-l, and to identify any conduct that does not conform to Rule 17j-l, the Firm has adopted the procedures included in this Code.

     Under this Code, all Fund Personnel shall pre-clear their personal Securities transactions prior to executing an order. A written request must be submitted to the Compliance Officer, and the Compliance Officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker.

     The approval of a transaction will remain valid for two (2) business days from the date of the approval.1 If the person who received the approval learns prior to execution of the trade that any of the information on which the pre-clearance request was based is inaccurate, he or she must obtain new approval prior to trading.

     Fund Personnel shall not purchase or sell, directly or indirectly, any Security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her knowledge, (i) is being considered for purchase or sale by the investment company; or (ii) is being purchased or sold by the investment company; except that Fund Personnel may purchase or sell such Securities if such purchase or sale is a part of an aggregated transaction amongst the investment company and other advisory clients (which may include Fund Personnel) where:

      (1) the purchase or sale is consistent with the investment objective and policies of each party to the transaction;

      (2) the purchase or sale is consistent with xGENx's duty to seek best execution on behalf of the investment company and other advisory clients (which may include Fund Personnel);

      (3) no investment company or other advisory client (which may include Fund Personnel) will be favored and each participant will participate at the average share price for all transactions in that security on the given business day with transaction costs shared pro-rata based on each participants share of the transaction;

      (4) information concerning each such transaction will provided to the Compliance Officer and will be reported to the investment company's Board at its next regular meeting; and

      (5) xGENx will maintain written records concerning each such transaction for a period of not less than five years, the most recent two years on site, containing information identifying the Fund Personnel, the security, the investment company involved, and the price and related information concerning the transaction.

     The foregoing prohibition of personal transactions by Fund Personnel during the period when a Security (i) is being considered for purchase or sale by the investment company; or (ii) is being purchased or sold by the investment company, shall not apply with respect to a Security when the Portfolio Manager certifies in writing to the Compliance Officer that the Firm's trading program in that Security for its clients is complete and the Portfolio Manager's proposed trade is on the same side of the market as the investment company's - i.e., the Portfolio Manager proposes to purchase following the investment company's purchase or sell following the investment company's sale. Each transaction in a Security held for the investment company that is authorized by the Compliance Officer pursuant to this provision shall be reported on a weekly basis to the investment company's compliance officer by the Firm's Compliance Officer, and such transactions shall be reported to the investment company's Board at its next regular meeting. In addition, the prohibitions of this Section III shall not apply to:

      (1) purchases or sales effected in any account over which an Access Person has no direct or indirect influence or control;

      (2) purchases or sales which are non-volitional on the part of an Access Person;

      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the Security involved came within the purview of this Code;

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

      (5) Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities.

                 IV. PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

      In addition to the restrictions set forth in Section III, no Investment Personnel shall:

      (1)  acquire any Securities in an Initial Public Offering  without prior
                                                                         ------
           written approval of the Compliance Officer; or
           ----------------

      (2) acquire Securities in a private placement without prior written approval of the Compliance Officer.

     In considering a request to invest in an Initial Public Offering or a private placement, the Compliance Officer will take into account, among other factors, whether the investment opportunity should be reserved for the investment company, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the investment company. Should Investment Personnel be authorized to acquire Securities through an Initial Public Offering or a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the investment company, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the investment company's subsequent consideration of an investment in that issuer. In such a case, the investment company's decision to purchase Securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                 V. BLACKOUT PERIODS

     No Access Person shall execute a Securities transaction on a day during which the investment company has a pending "buy" or "sell" order in that same Security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a Security within three (3) business days before or after the investment company that he/she manages trades in that Security or considers the Security for purchase or sale without the prior written approval of a Principal of the Firm. Each such approval shall be reported to and recorded by the Compliance Officer of the Firm, and any such transactions shall be reported to the Board of Directors of the investment company not less frequently than quarterly.

     The foregoing prohibition of personal transactions during the three day period following the execution of a transaction for the investment company shall not apply with respect to a Security when the Portfolio Manager certifies in writing to the Compliance Officer that the Firm's trading program in that Security for its clients is complete and the Portfolio Manager's proposed trade is on the same side of the market as the investment company's - i.e., the Portfolio Manager proposes to purchase following the investment company's purchase or sell following the investment company's sale. In addition, the foregoing prohibition of personal transactions during the three day period following the execution of a transaction for the investment company shall not apply with respect to a Security when the investment company receives a better price than the Portfolio Manager. Also, such prohibitions will not apply if the Portfolio Manager makes such transaction as a part of an aggregated transaction with the investment company and other advisory clients (which may include Investment Personnel such as the Portfolio Manager) pursuant to the procedures set forth in Section III above. Each transaction in a Security held for the investment company that is authorized by the Compliance Officer pursuant to this provision shall be reported to the investment company's compliance officer by the Firm's Compliance Officer, and such transactions shall be reported to the investment company's Board at its next regular meeting.

      The prohibitions of this Section V. shall not apply to:

      (1) purchases or sales effected in any account over which an Access Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the investment company's pending "buy" or "sell" order;

      (2) purchases or sales which are non-volitional on the part of the Access Person;

      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Investment Personnel prior to the time the Security involved came within the purview of this Code; and

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               VI. SHORT-TERM TRADING

     It is the view of the Firm that short-term trading by Investment Personnel could be subject to abuses that are a legitimate concern of the Firm and its clients. To address those concerns, the Firm proposes to restrict outright, or to monitor and regulate, the short-term trading activities of Investment Personnel. To that end, the Firm has adopted policies and procedures designed to prevent unregulated short-term trading by such personnel. For the purpose of this Code, "short-term trading" involves the purchase and sale, or the sale and purchase, of the same or equivalent Securities within a single thirty-day period.

     As a general rule, and subject to the specific policies and procedures adopted by the Firm under this Code, no Investment Personnel shall profit from short-term trading of Securities (i) then owned by the investment company, (ii) that are being considered for purchase or sale by the investment company, or
(iii) that are then being purchased or sold by the investment company. This prohibition does not apply to transactions by Investment Personnel that are incorporated in aggregated transactions to which the investment company is a party on equal terms.

     Notwithstanding the provisions of this Section VI, it is not the intention of the Firm to forbid the Firm or Investment Personnel to profit from a short-term trade if the transaction does not involve any abuse and the equities of the circumstances support the waiver of this prohibition. A short-term trading transaction will be permitted based upon (i) a specific waiver granted by the Compliance Officer of the Firm based upon a clear written record of the basis for the grant of the waiver, or (ii) the compliance of the transaction with policies and standards adopted by the Firm and operated in a manner designed to deter or detect abuse.

     With respect to the approval of specific transactions by the Compliance Officer on a case-by-case basis, no short-term trading transaction shall be approved until the Compliance Officer is satisfied that:

      (1) any investment activity of the investment company with respect to that Security (other than aggregate transactions in which the applicant Investment Personnel is a party on equal terms) has been completed by the investment company and other firm clients,

      (2) the investment basis for the short-term trading transaction has been precisely described by the applicant Investment Personnel, and

      (3) the Compliance Officer is satisfied that no misconduct by the applicant Investment Personnel is involved in the short-term trading transaction.

     With respect to general approval of short-term trading transactions, the Firm has advised the Board of Directors of each investment company client of the Firm in writing that the conduct of the Firm's business (which shall include investment activities of principals of the Firm), involves the use of short-term trading techniques. The Firm has advised each such client in writing that it has adopted procedures to permit the Compliance Officer of the Firm, the Compliance Officer of the investment company, and the Board of Directors of the investment company to monitor and evaluate the details and circumstances of the short-term trading transactions of the Firm.

     With respect to waivers authorized pursuant to the policies and procedures of the Firm, as adopted from time to time by the Firm, retention of the profit from a short-term trading transaction will be permitted if a Principal of the Firm certifies in writing at the time the short-term trading transaction is placed that it is part of the normal business and investment activities of the Firm, that it is not related to the business of advising the investment company, that the terms (including all profits on the transaction) will be recorded on a daily basis by the Firm, that the terms of the short-term trading transaction will be reviewed and approved not less than weekly by a principal of the Firm, and that all such information will be reported each month to the Compliance Officer of the investment company, who will furnish such report to the Board of Directors of the investment company not less frequently than quarterly. Each report shall identify the transactions covered, the terms of the transactions, and transactions by the investment company in such Security. The Firm's Compliance Officer shall certify to the investment company that he or she has evaluated each transaction so reported, and that each such transaction does not represent an abuse of the investment company or of information concerning the investment program of the investment company.

     Investment Personnel who profit from a short-term trading transaction that is not permitted in accordance with this Section VI must disgorge any profits realized on such short-term trades to the appropriate client(s), or alternatively, to a charitable organization, as the Firm's Compliance Officer, in his or her sole discretion, shall determine.

                                     VII. GIFTS

     On occasion, because of their position with xGENx, Investment Personnel may be offered gifts from unaffiliated persons or entities that do business with xGENx. The solicitation, acceptance or giving of such gifts or gratuities by Investment Personnel is strictly prohibited, except for gifts of a nominal value (i.e., gifts whose reasonable value is no more than $100 a year) and customary business lunches, dinners, entertainment (e.g., sporting events), and promotional items (e.g., pens, mugs, T-shirts). Accordingly, no Investment Personnel shall accept a gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of an investment company client if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Person who receives an unsolicited gift of more than de minimis value or a gift with an unclear status under this section shall promptly notify the Compliance Officer. If the gift has been accepted, it may have to be forfeited at the direction of the Compliance Officer.

                             VIII.SERVICE AS A DIRECTOR

     No Investment Person shall serve as a director of a publicly traded company not affiliated with xGENx (for which purpose the term "affiliated" shall not include investment company affiliates) absent prior written authorization from the Compliance Officer based upon a determination that such board service would not be inconsistent with the interests of any investment company and its shareholders. Any authorization, if granted, normally will require that the relevant Investment Person be isolated, through "Chinese Wall" or other procedures, from those making investment decisions related to the issuer on whose board the Investment Person sits.

                  IX. REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS

     The Compliance Officer shall identify all Firm Personnel who have a duty to make the reports required hereunder, shall inform each such person of such duty, and shall receive all reports required hereunder.

      A.   Initial Holdings Report

     Any person who becomes an Access Person of xGENx must submit within 10 days of becoming an Access Person an Initial Holdings Report (see Exhibit B) listing all Securities that he or she holds. The Report should be forwarded to the Compliance Officer.


      B.   Quarterly  Transaction  Reports  /  Duplicate   Confirmations  and
           --------------------------------------------------------------------
Statements
----------

     Every Access Person must arrange for the Compliance Officer to receive directly from the broker, dealer, or bank in question, duplicate copies of each confirmation and periodic statement for any Securities transaction during the quarter in an Access Person's account. All copies must be received no later than 10 days after the end of the calendar quarter. Each confirmation or statement must disclose the following information:

1.    the date of the transaction;
2.    the title (and interest rate and maturity date, if applicable);
3.    the number of shares and principal amount;
4.    the nature of the transaction (e.g., purchase, sale);
5.    the price of the Security; and
6. the name of the broker, dealer or bank through which the trade was effected.

     If an Access Person is not able to arrange for duplicate confirmations and statements to be sent that contain the information required above, the Access Person must submit Quarterly Transaction Reports (see Exhibit D) within 10 days after the completion of each calendar quarter to the Compliance Officer.

     Every Access Person who establishes an account for the purchase or sale of Securities during the quarter must complete the required section pertaining to new accounts in the Quarterly Transaction Report (see Exhibit D). This Report must be submitted to the Compliance Officer within 10 days after the completion of each calendar quarter.

      C.   Annual Holdings Report

     Each Access Person must submit an Annual Holdings Report (see Exhibit C) listing all Securities in any account. The information in the Annual Holdings Report must be current as of a date no more than 30 days before the report is submitted. The completed report should be submitted to the Compliance Officer by January 31 following the end of the calendar year.

            X. EXEMPTIONS, DISCLAIMERS AND AVAILABILITY OF REPORTS


      A.   Exemption

     Notwithstanding the reporting provisions of the above Section, no Access Person of xGENx shall be required to make a Quarterly Transaction Report where such report would duplicate information recorded by xGENx pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940.

      B.   Disclaimers

     Any report of a transactions in Securities may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

      C.   Availability of Reports

     All information supplied pursuant to this Code may be available for inspection by the Board of Directors of the relevant investment companies, the President of xGENx, LLC, the Compliance Officer, and any party to which any investigation is referred by any of the foregoing, the Securities and Exchange Commission, any self-regulatory organization of which xGENx is a member, and any state securities commission with appropriate jurisdiction. The Compliance Officer shall promptly report to the investment company's compliance officer for transmission to the investment company's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a Security which was purchased or sold by the investment company within three (3) business days before or after the date of the reported transaction. In addition, the Compliance Officer shall be responsible for providing to the investment company's Board of Directors, no less frequently than annually, a written report that:

(1) describes any issues arising under the Code of Ethics or related procedures since the last report to the Board of Directors, including, but not limited to, information about any material violations of the Code or procedures and any sanctions imposed in response to the material violations;

(2) Certifies that xGENx has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

XI.                           COMPLIANCE CERTIFICATION

     At least once a year, each Access Person will be required to certify on the Access Person Certification Form set forth as Exhibit E that he or she has read and understands the Code, has complied with the requirements of the Code, and has reported all Securities transactions required to be disclosed or reported pursuant to the Code.

XII.                                  REMEDIES

     If the Compliance Officer determines that an Access Person has violated this Code, the Compliance Officer may impose sanctions and take other actions as he/she deems appropriate, including a letter of censure or suspension or termination of the employment. As part of any sanction, the Compliance Officer may require the Access Person to reverse the trade(s) in question and forfeit any profit or absorb any loss derived therefrom. The Compliance Officer has authority to determine the remedy for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. Failure to abide by a directive to reverse a trade may result in the imposition of additional sanctions.

     Whenever the Compliance Officer determines that an Access Person has committed a violation of this Code relating to an investment company that merits remedial action, it will report to the Board of Directors of the appropriate investment company information relating to the violation and any sanctions imposed. That Board of Directors, in its discretion, may request additional sanctions.

                                                                       EXHIBIT A

                            STATEMENT ON INSIDER TRADING

     The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisers and broker-dealers establish, maintain, and enforce written policies and procedures reasonably designed to detect and prevent the misuse of material non-public information by such investment adviser and/or broker-dealer, or any person associated with the investment adviser and/or broker-dealer.

     Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment adviser must adopt and disseminate written policies with respect to ITSFEA, and an investment adviser must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

     The Firm has adopted the following policy, procedures, and supervisory procedures in addition to its Code of Ethics. Throughout this document the investment adviser(s) and principal underwriter(s) shall collectively be called the "Providers".

                                 SECTION I - POLICY

     The purpose of this Section I is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.


     Policy Statement: No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading" and "tipping." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

     The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material non-public information to others who may then seek to benefit from such information.

     While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (a) Trading by an insider, while in possession of material non-public information, or

     (b) Trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

     (c) Communicating material non-public information to others in violation of a duty to keep it confidential.

     The elements of insider trading and the penalties for such unlawful conduct are discussed below.

     1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

     2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

     4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the "misappropriation theory," where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. This includes the misuse of information that was initially obtained legitimately.

     5. Penalties for Insider Trading. Penalties for trading on or ------------------------------ communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

      o    civil injunctions
      o    treble damages
      o    disgorgement of profits
      o    jail sentences
      o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
      o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

     The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

1.    Identifying Inside Information.  Before trading for yourself or others,
      -------------------------------
including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

      i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

      ii. Is the information non-public? Where did this information originate? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

     If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

      (a)  Report the matter immediately to the compliance officer.

      (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

      (c) Do not communicate the information to anybody, other than to the compliance official.

      (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

     2. Personal Security Trading. All officers, directors, and employees of a Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. All officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

     3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph 1 above. Because of the dangers inherent in the spread of inside information, you should realize that the circumstances in which you might communicate this information to anyone other than the Compliance Officer will be very rare. When you do communicate it, the recipient should be informed that it is material, non-public information, the use of which is subject to this policy. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

     4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                            SECTION III - SUPERVISION

     The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      -------------------------------

      To prevent insider trading the compliance official should:

      (a) Answer promptly any questions regarding the Statement on Insider Trading;

      (b) Resolve issues of whether information received by an officer, director, or employee is material and non-public;

      (c) Review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

      (d) When it has been determined that an officer, director, or employee has material non-public information,

           (i) Implement measures to prevent dissemination of such information, and

           (ii) If necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      ------------------------------

To detect insider trading, the Compliance Officer should:

      (a) Review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;
      (b) Review the trading activity of the mutual funds managed by the investment adviser and the mutual funds for which the broker-dealer acts as principal underwriter;
      (c) Coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Fund, Inc.

3.    Special Reports to Management:
      -------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading that involves a particular investment company, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of the investment company, providing full details and recommendations for further action.

4.    Annual Reports:
      ----------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Fund, Inc., setting forth the following:

      (a) A summary of the existing procedures to detect and prevent insider trading;
      (b) Full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;
      (c) An evaluation of the current procedures and any recommendations for improvement.

                                                                      EXHIBIT B

                                   XGENX, LLC

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of xGENx, LLC:

      1. I hereby acknowledge receipt of a copy of the Code of Ethics for xGENx, LLC.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "investment company Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any actual or potential conflict of interest which may involve or relate to my duties for an investment company, such as any economic relationship between my transactions and securities held or to be acquired by the investment company.

      4. The following is a complete list of the securities in which I had a direct or indirect beneficial ownership interest reportable under the Code of Ethics, as of the date below:

Name of Security          Number of Shares          Type of Interest (Direct
-----------------------------------------------------------------------------
or Indirect)
-------------





Date:______________________________________

Signature:_________________________________

Print Name:________________________________



This report shall not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in any of the securities listed herein.

                                                                      EXHIBIT C

                                   XGENX, LLC

                                 CODE OF ETHICS

                                  ANNUAL REPORT

      To the Compliance Officer of xGENx, LLC:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "investment company Personnel."

      2. I hereby certify that, during the year ended December 31, ______, I have complied with the requirements of the Code, including all applicable disclosure and pre-clearance requirements, and that I have reported all securities positions and transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any actual or potential conflict of interest which may involve or relate to my duties for an investment company, such as any economic relationship between my transactions and securities held or to be acquired by the investment company.

      4. The following is a complete list of the securities in which I had a direct or indirect beneficial ownership interest reportable under the Code of Ethics, as of December 31, ______:

Name of Security          Number of Shares          Type of Interest (Direct
-----------------------------------------------------------------------------
or Indirect)
------------



Date:______________________________________

Signature:_________________________________

Print Name: _______________________________



This report shall not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in any of the securities listed herein.

                                                                       EXHIBIT D

                                   XGENX, LLC

                         Securities Transactions Report

For the Calendar Quarter
Ended:___________________________________________________

To the Compliance officer of xGENx, LLC:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, a direct or indirect interest and which are required to be reported pursuant to the Code of Ethics adopted by xGENx, LLC.

SECURITY   DATE    NO. OF  DOLLAR    NATURE OF    PRICE BROKER-DEALER
           OF      SHARES  AMOUNT    TRANSACTION        OR BANK
           TRANS.          OF TRANS. (Purchase,         THROUGH
                                     Sale,              WHOM
                                     Other)             EFFECTED


----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------


During the period covered by this Report, did you establish any securities accounts? ___ Yes ___ No

If Yes, please complete the following:

-------------------------------------------------------------------
                                     Date of
Name of Broker                    Account Opening  Account Number
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial interest in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any actual or potential conflict of interest which may involve or relate to my duties for an investment company, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the investment company.



Date:______________________________________

Signature:_________________________________

Print Name: _______________________________

                                                                       EXHIBIT E

                                 CONTACT PERSONS



POSITION                       INDIVIDUAL           DESIGNEE

COMPLIANCE OFFICER







Adopted effective as of        , 2001
                        -------





--------
1 The Firm has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act, which occurs in the future by the terms of the limit order, and does not require approval. A change of terms for, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.